UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NATIONAL HEALTHCARE PROPERTIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

To the Stockholders of National Healthcare Properties, Inc.:
I am pleased to invite you to the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of National Healthcare Properties, Inc., a Maryland corporation (the “Company”), which will be held virtually on May 22, 2025, commencing at 3:00 p.m., Eastern Time. The items of business are listed in the following Notice of Annual Meeting of Stockholders (the “Notice”) and are more fully addressed in the accompanying proxy statement.
At the Annual Meeting, you will be asked to elect the persons named in the accompanying proxy statement as directors and to vote on one other proposal as described in the accompanying Notice and proxy statement.
You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the Annual Meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/NHP2025. To participate in the Annual Meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. Stockholders will not be able to physically attend the Annual Meeting.
Details concerning the matters to come before stockholders at the Annual Meeting are described in the accompanying Notice and proxy statement. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide a convenient and economic way to access the proxy materials and authorize a proxy to vote your shares.
Your vote is very important. Please respond as soon as possible to help us avoid potential delays and additional expenses to solicit votes.
On behalf of the Board of Directors, we appreciate your support.

Sincerely,

/s/ Michael Anderson
Michael Anderson
Chief Executive Officer and President

540 Madison Ave., 27th Floor
New York, NY 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2025
April 11, 2025
To the Stockholders of National Healthcare Properties, Inc.:
I am pleased to invite you to the 2025 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “Annual Meeting”), of National Healthcare Properties, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on May 22, 2025 at 3:00 p.m., Eastern Time. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/NHP2025.
If you plan to attend the Annual Meeting online, you will need the control number included on the Notice of Internet Availability of Proxy Materials or, if you requested paper copies, in the instructions printed on your proxy card. Instructions are also described in the accompanying proxy statement. The Annual Meeting will begin promptly at 3:00 p.m., Eastern Time. Online check-in will begin at 2:45 p.m., Eastern Time and you should allow ample time for the online check-in procedures.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of three members of the Board of Directors to serve until the end of their respective terms and until their respective successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, (3) a proposal to approve the 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc. and (4) the transaction of such other matters as may properly come before the Annual Meeting. Our Board of Directors has fixed the close of business on March 31, 2025 as the record date for the Annual Meeting. Only record holders of shares of the Company’s common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to its stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials (the “Notice of Availability”). This Notice of Availability contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES TO BE ELECTED, “FOR” THE APPROVAL OF THE 2025 OMNIBUS INCENTIVE COMPENSATION PLAN OF NATIONAL HEALTHCARE PROPERTIES, INC. AND “FOR” EACH OTHER PROPOSAL USING THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

/s/ Jie Chai
Jie Chai General Counsel and Secretary

You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
This Notice of Annual Meeting and proxy statement are first being distributed or made available, as the case may be, on or about April 11, 2025.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 22, 2025. This proxy statement and the Company’s Annual Report on Form 10-K are available free of charge at www.proxyvote.com.

NATIONAL HEALTHCARE PROPERTIES, INC.
i

540 Madison Ave., 27th Floor
New York, NY 10022
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board”) of National Healthcare Properties, Inc., a Maryland corporation (the “Company”), for use at the 2025 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “Annual Meeting”), and is provided together with this proxy statement (this “Proxy Statement”) and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive office is 540 Madison Ave., 27th Floor, New York, NY 10022, Attention: Investor Relations. Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing stockholders with access to our proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Availability of Proxy Materials (the “Notice of Availability”) instead of a paper copy of the proxy materials. All stockholders receiving the Notice of Availability will have the ability to access the proxy materials over the Internet and to request a paper copy by mail by following the instructions in the Notice of Availability. In addition, the proxy card contains instructions for electing to receive proxy materials over the Internet or by e-mail. Mailing of paper copies of this Notice of Annual Meeting Stockholders and Proxy Statement will begin on or about April 11, 2025.
INTRODUCTORY NOTE
We are a real estate investment trust (“REIT”) for U.S. federal income tax purposes. We acquire, own and manage a diversified portfolio of healthcare-related real estate focused on outpatient medical facilities (“OMF”) and senior housing operating properties (“SHOP”).
Prior to September 27, 2024, our former advisor, Healthcare Trust Advisors, LLC (the “Advisor”), managed our day-to-day business with the assistance of our property manager, Healthcare Trust Properties, LLC (the “Property Manager”). The Advisor and Property Manager received compensation and fees for providing services to us. On September 27, 2024, we internalized our advisory and property management functions with our own executive officers and other dedicated employees (the “Internalization”). We no longer pay fees to the former Advisor or the former Property Manager. In connection with the Internalization, on September 30, 2024, we also effected a one-for-four reverse stock split of our common stock, par value $0.01 per share (the “Common Stock”), and changed the Company’s name to “National Healthcare Properties, Inc.” from “Healthcare Trust, Inc.”

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:	When is the Annual Meeting and where will it be held?
A:	The Annual Meeting will be held on May 22, 2025, commencing at 3:00 p.m., Eastern Time.
The Annual Meeting will be held in a virtual meeting format only and there is no physical location for the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders as of the close of business on March 31, 2025, the record date for the Annual Meeting (the “Record Date”), should go to the meeting website at www.virtualshareholdermeeting.com/NHP2025, enter the 16-digit control number found on your proxy card or Notice, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
At the Annual Meeting, you will be allowed to vote your shares within the online portal, as well as to submit questions. The online portal will open 15 minutes before the beginning of the Annual Meeting. If you have any technical disruptions or connectivity issues during the Annual Meeting, please allow for some time for the meeting website to refresh automatically, or for the meeting operator to provide updates.
Q:	Why did you send me these Proxy Materials?
A:
You are receiving these materials because you owned shares of our Common Stock, as a “registered” stockholder or you held shares of Common Stock in “street name” as of the close of business on the Record Date. This Proxy Statement contains information related to the solicitation of proxies for use at the Annual Meeting.

We had 28,296,439 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting as of the close of business on the Record Date.
Q:	Who is soliciting my proxy?
A:
This solicitation of proxies is made by and on behalf of our Board. Under applicable regulations of the SEC, each of our directors and director nominees, and certain of our officers, may solicit proxies and are “participants” in this proxy solicitation on behalf of the Board. For more information about our directors and executive officers, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page 7 of this Proxy Statement. Other than the persons described in this Proxy Statement, none of the Company’s employees will solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in the furtherance of this solicitation. We have also engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other thing, assist us in solicitating proxies.

Q:	What is a proxy?
A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. By submitting your proxy to us, you are appointing Michael Anderson and Scott Lappetito, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of Common Stock at the Annual Meeting.

Q:	What am I being asked to vote on at the Annual Meeting?
A:	At the Annual Meeting, you will be asked to consider and vote upon:
•
the election of (i) Michael Anderson, as a Class I director, to serve until our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and until his successor is duly elected and qualifies, and (ii) Edward G. Rendell and Elizabeth K. Tuppeny, as Class II directors, to serve until our 2028 Annual Meeting of Stockholders (the “2028 Annual Meeting”) and until their respective successors are duly elected and qualify;

•	the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
•	the approval of the 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc. (the “2025 Incentive Plan”); and
•	the transaction of such other matters as may properly come before the Annual Meeting.
Q:	Who is entitled to vote?
A:
Anyone who is a holder of record of Common Stock as of the close of business on the Record Date or who holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of Common Stock held as of the close of business on the Record Date entitles the holder to one vote on each of the proposals.

We had 28,296,439 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting as of the close of business on the Record Date.
Q:	What is a “broker non-vote”?
A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers or other nominees are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which applicable exchange rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with any of the proposals except for the proposal to ratify the appointment of PwC, which is a “routine” matter for purposes of broker discretionary authority. Even without these instructions, the shares of stock of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the proposal to ratify the appointment of PwC.

Q:	What constitutes a “quorum”?
A:
If holders of a majority of shares of our outstanding Common Stock as of the close of business on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes, to the extent any broker non-votes exist, will be counted to determine whether a quorum is present.

Q:	How does the Board recommend I vote on each proposal?
A:	The Board recommends you vote:
•	“FOR” the election of (i) Michael Anderson as a Class I director and (ii) Edward G. Rendell and Elizabeth K. Tuppeny as Class II directors; and
•	“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2025; and
•	“FOR” the approval of the 2025 Incentive Plan.

Q:	How do I vote?
A:	Stockholders can vote in person at the meeting via webcast or by proxy. Stockholders have the following three options for submitting their votes by proxy:
•	via the Internet at www.proxyvote.com;
•	by telephone, for automated voting 1-800-690-6903 at any time prior to 11:59 p.m., Eastern Time on May 21, 2025, and follow the instructions provided on the proxy card; or
•	if you requested a printed set of proxy materials, by completing, signing, dating and returning the enclosed proxy card.
For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, because it is quick, convenient and provides a cost savings to us. Authorizing a proxy to vote your shares by following the instructions on the enclosed proxy card prior to the meeting date will ensure that your vote is recorded immediately and avoid postal delays that my cause your proxy to arrive late in which case your vote will not be counted.
If you are a registered stockholder and elect to attend the Annual Meeting, you can submit your vote during the Annual Meeting within the online portal, and any previous proxy that you authorized by following the instructions on the enclosed proxy card, will be superseded. To attend the Annual Meeting, you will need your control number.
Street Name Stockholders. If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the close of business on the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. Please use the voting forms and instructions provided by your broker, bank or other nominee. In most cases, you will be able to do this by following the instructions on the enclosed proxy card or possibly by telephone depending on the broker’s procedures. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.
Q:	What if I submit my proxy and then change my mind?
A:	Registered Stockholder. If you are a registered stockholder, you have the right to revoke your proxy at any time before the Annual Meeting by:
•	notifying our Secretary, in writing at National Healthcare Properties, Inc., 540 Madison Ave., 27th Floor, New York, NY 10022, Attention: Secretary, prior to the Annual Meeting;
•	attending the Annual Meeting and voting in person;
•	returning another properly executed proxy card dated after your first or prior proxy card; or
•	authorizing a new proxy by following the instructions on the enclosed proxy card to vote your shares.
Merely attending the Annual Meeting will not, by itself, revoke your proxy, you must cast a vote at the Annual Meeting following the instructions you receive upon registration. Only the most recent proxy or vote we receive before or during the Annual Meeting will be counted and all others will be discarded regardless of the method of proxy authorization or the voting.
Street Name Stockholders. If you are the beneficial owner of your shares but not a registered stockholder, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.
Q:	Will my vote make a difference?
A:
Yes. Shares of our Common Stock are widely held. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	What are the voting requirements for the proposals?
A:
Proposal No. 1 — Election of Directors. The election of the nominees for director requires the affirmative vote of a plurality of all of the votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present.

There is no cumulative voting in the election of our directors. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, withhold votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote but will be considered present for purposes of determining the presence of a quorum.
Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting, assuming a quorum is present. For purposes of this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers have discretionary voting authority with regard to this proposal, we do not expect any broker non-votes in connection with this proposal.
Proposal No. 3 — Approval of the 2025 Incentive Plan. This proposal requires the affirmative vote of a majority of all of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for purposes of determining the presence of a quorum.
Q:	How will proxies be voted?
A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted (1) “FOR” the election of (i) Michael Anderson, as a Class I director, to serve until our 2027 Annual Meeting and until his successor is duly elected and qualifies, and (ii) Edward G. Rendell and Elizabeth K. Tuppeny, as Class II directors, to serve until our 2028 Annual Meeting and until their respective successors are duly elected and qualify, (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and (3) “FOR” the approval of the 2025 Incentive Plan.

The Board does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. If other matters requiring the vote of our stockholders properly come before the Annual Meeting, the persons named in the proxy card intend to vote the proxies held by them in their discretion.
Q:	When are the stockholder proposals for the next annual meeting of stockholders due?
A:
Stockholders interested in nominating a person for election as a director or presenting any other business for consideration at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) may do so by following the procedures prescribed in our Amended and Restated Bylaws, as amended (the “Bylaws”), and, in the case of proposals or nominations within the scope of Rule 14a-8 or Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by following the procedures specified by those rules. For additional information, including deadlines applicable to the 2026 Annual Meeting, see “Stockholder Proposals for the 2026 Annual Meeting.”

Q:	Who pays the cost of this proxy solicitation?
A:
We will pay all of the costs of soliciting on behalf of our Board. We have engaged Broadridge to, among other things, assist us in distributing and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $45,000 to distribute proxies plus other fees and expenses for other services related to this proxy distribution, including disseminating broker search cards, distributing proxy materials, operating online and telephone voting systems and receiving executed proxies. We will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy materials to our stockholders.

Q:	Where can I find more information or receive more than one set of proxy materials from the Company?
A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com.

Since you received a Notice of Availability, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Availability or provided by your broker, bank or nominee. The Notice of Availability will instruct you as to how you may access and review the proxy statement and vote your proxy.
Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all your shares of Common Stock are voted. The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, among other things, send a single set of any proxy statement, annual report, notices or information statement to any household at which two or more stockholders reside if they share the same address. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our 2024 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you have any questions about this Proxy Statement or the Annual Meeting or if you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department or mail us a request to National Healthcare Properties, Inc., 540 Madison Ave., 27th Floor, New York, NY 10022, Attention: Investor Relations. Our email address is ir@nhpreit.com. Our website is www.nhpreit.com.
We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at www.sec.gov. We intend to use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Those disclosures will be included on our website in the “Investors Relations” section. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings and public conference calls and webcasts.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our Board is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, one Class I director will be elected to serve until the 2027 Annual Meeting and until his successor is duly elected and qualifies and two Class II directors will be elected to serve until the 2028 Annual Meeting and until their respective successors are duly elected and qualify.
The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our Bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on our Board is currently fixed at six persons. Four directorships are currently filled by persons who are “independent directors.”
Under our Corporate Governance Guidelines (the “Corporate Governance Guidelines”), as amended from time to time, an “independent director” means an individual who meets the qualifications of an independent director set forth in the rules of the Nasdaq Stock Market (“Nasdaq”) and applicable regulations promulgated by the SEC. Any director of the Company may resign at any time by delivering his or her resignation to the Board, the chair of the Board or the secretary. Any resignation will take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation will not be necessary to make it effective unless otherwise stated in the resignation.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about each member of the Board. Michael Anderson (Class I director), Edward G. Rendell (Class II director) and Elizabeth K. Tuppeny (Class II director) have been nominated for reelection at the Annual Meeting.
We have also included information regarding each of the continuing members of our Board and for each of our executive officers:

Directors with Terms expiring at the Annual Meeting	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Michael Anderson	I	36	Director, Chief Executive Officer and President	2024	2025	2027
Edward G. Rendell	II	81	Independent Director	2015	2025	2028
Elizabeth K. Tuppeny	II	64	Independent Director	2013	2025	2028
Continuing Directors
B.J. Penn	I	87	Independent Director	2019	2027	—
Edward M. Weil, Jr.	III	58	Director	2016	2026	—
Leslie D. Michelson	III	74	Non-Executive Chair; Audit Committee Chair	2015	2026	—
Executive Officers
Michael Anderson	I	36	Chief Executive Officer, President and Director	2024	2025	2027
Scott M. Lappetito	N/A	38	Chief Financial Officer and Treasurer	N/A	N/A	N/A

Nominee for Class I Director
Michael Anderson
Michael Anderson, a Class I director, has served as the Chief Executive Officer and President of the Company since September 2023 and a member of Board since September 2024. Mr. Anderson joined AR Global in 2013 and served in various leadership roles at entities that are or were advised by affiliates of AR Global, including as a principal of AR Global and its controlling entity since 2020, as chief executive officer of American Strategic

Investment Co. (NYSE: NYC) (“ASIC”) from September 2023 through March 2025 and as general counsel and secretary of G&P Acquisition Corp. from December 2020 to December 2022. During his professional career, Mr. Anderson has led over $10 billion in real estate, equity and debt, mergers and acquisitions and other corporate transactions and managed multiple public REITs in leadership roles. Mr. Anderson earned a Bachelor of Arts degree from the University of Arizona, where he graduated cum laude, and a Juris Doctor degree from the University of Mississippi School of Law, where he graduated summa cum laude.
Our Board believes that Mr. Anderson’s extensive experience as an executive officer of the companies described above and his significant experience in real estate and public company management makes him a valuable and well qualified member of our Board.
Nominees for Class II Directors
Governor Edward G. Rendell
Gov. Edward G. Rendell, a Class II director, has served as an independent director of the Company since December 2015. Gov. Rendell has also served as: an independent director of Global Net Lease, Inc. (“GNL”) since March 2012; an independent director of The Necessity Retail REIT, Inc. from February 2017 through September 2023; an independent director of Franklin BSP Lending Corp. until January 2024; and an independent director of Franklin BSP Capital Corp since March 2020.
Gov. Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. As the Governor of the Commonwealth of Pennsylvania, Gov. Rendell served as the chief executive of the nation’s 6th most populous state and oversaw a budget of $28.3 billion. Gov. Rendell also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, Gov. Rendell eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. Gov. Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Gov. Rendell has also worked as an attorney in private practice. An Army veteran, Gov. Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Our Board believes that Gov. Rendell’s extensive experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, make him a valuable and well qualified member of our Board.
Elizabeth K. Tuppeny
Elizabeth K. Tuppeny, a Class II director, has served as an independent director of the Company since January 2013, including as the chair of its nominating and corporate governance committee since January 2016 and chair of its compensation committee since July 2024. Ms. Tuppeny has also served as an independent director of ASIC since March 2014, including as its lead independent director since December 2014, and an independent director of Franklin BSP Realty Trust, Inc. (NYSE: FBRT) since January 2013, including as its lead independent director since July 2016.
As the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, Ms. Tuppeny has over 30 years of experience in the branding and advertising industries and has driven business strategies for Fortune 500 companies, focused on maximizing return on investment with internal, external and brand advocacy marketing. Domus provides services to Fortune 500 companies, including Chevron, Citibank, ConAgra, Diageo, DuPont, Epson, Mattel, Merck, Merrill Lynch, Procter & Gamble, Ralph Lauren and Westinghouse. Domus’ real estate clients include Ritz Carlton Residences, S&H Associate’s (Tel Aviv) Parkway 22, and PMC Real Estate. Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Ms. Tuppeny also Co-Founded BDI LLC, an online content company focusing on the wine industry with her sommelier spouse. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council, a public-private development organization, for three-plus years where she evaluated and approved over 500- industrial and commercial real estate transactions totaling over $1 billion that helped to attract jobs to Philadelphia, including Citizen’s Bank Park and The Navy Yard. Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia International Tourism Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny was the recipient of the prestigious national Stevie Award as the nation’s top woman entrepreneur in 2004, outperforming 13,000 entrants, and was named as a “Top Woman in Philadelphia Business” in 1996, one of the “Top 50 Women in Pennsylvania” in 2004 and as the “Businessperson of the Year” in 2003 by the Greater Philadelphia Chamber of Commerce. Ms. Tuppeny has expertise in world-class governance best practices from her certifications from Harvard Business School’s Executive Leadership program, Making Corporate Boards More Effective; the National Association of Corporate Directors’ Master Class, MIT’s Cybersecurity: Technology, Application and Policy, EY’s Center for Board Matters and is currently completing Leverage Diversity and Inclusion for Organizational Excellence at Stanford’s Graduate School of Business.
Ms. Tuppeny has taught at Temple University, taught post-graduate students Strategic Positioning and Branding at New York University, and has guest-lectured on the same topic at the University of Pennsylvania, where she received her undergraduate degree from the University of Pennsylvania’s College of Arts and Sciences and The Annenberg School of Communications. Ms. Tuppeny was inaugurated into the University of Pennsylvania’s Senior Honor Society and is a member of the University of Pennsylvania’s Sports Hall of Fame, where she held five all-time school records.
Our Board believes that Ms. Tuppeny’s extensive experience as a director of the companies described above and as chief executive officer and founder of Domus makes her a valuable and well qualified member of our Board.
Continuing Directors
B.J. Penn
The Honorable B.J. Penn, a Class I director, has served as an independent director of the Company since July 2019. Previously, Mr. Penn served as an independent director of American Realty Capital Healthcare Trust III, Inc. from August 2014 until March 2019. Mr. Penn has served as president of Penn Construction Group, Inc., a company that provides design/engineering, construction solutions and project management services, since January 2010, and has served as president and chief executive officer of Genesis IV, LLC, a company that provides consulting services in the areas of cyber procurement and systems acquisition, since October 2010.
Mr. Penn is the chairman of the board of directors of Spectra Systems Corporation, is a trustee emeritus at the George Washington University and serves on the boards of the National Trust for the Humanities and the Naval Historic Foundation. Mr. Penn previously served as Acting Secretary of the Navy, where he was responsible for over 900,000 people, all the affairs of the Department of the Navy, including: recruiting, organizing, supplying, equipping, training, mobilizing and demobilizing and an annual budget of over $150 billion, and as Assistant Secretary (Installations and Environment) of the Navy, where he was responsible for managing Navy and Marine Corps real property, housing and other facilities totaling 72,500 buildings and 4,484,000 acres. Mr. Penn had a long and distinguished career as a naval aviator before assuming administrative duties for the Navy. Mr. Penn earned a Master’s of Science from the George Washington University and a Bachelor of Science from Purdue University.
Our Board believes that Mr. Penn’s extensive experience as a director or executive officer of the companies described above and his experience in various leadership positions in the Navy make him a valuable and well qualified member of our Board.
Leslie D. Michelson
Leslie D. Michelson, a Class III director, has served as an independent director of the Company since December 2015, including as its non-executive chair since October 2016. Mr. Michelson has also served as: an independent director of Franklin BSP Lending Corp. until January 2024; an independent director of The Necessity Retail REIT, Inc. from February 2017 to September 2023; an independent director of GNL from September 2023 through the present; an independent director and lead independent director of Franklin BSP Capital Corp. since March 2020; and an independent director and lead independent director of Franklin BSP Private Credit Fund since March 2021.
From April 2007 until February 2020, Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, Inc., a company which assists corporate employees, and their dependents, families and individuals obtain the best healthcare. Since March 2020, Mr. Michelson has served as executive chair and a director of Private Health Management, Inc. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He has served as founder and chief executive officer of

Michelson on Medicine, LLC since January 2011. Earlier in his career, Mr. Michelson served as a founder, investor, director and executive officer of multiple public and private companies, including foundations, in the healthcare, technology, finance and real estate industries. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.
Our Board believes that Mr. Michelson’s extensive experience as a director and executive officer of multiple companies make him a valuable and well qualified member of our Board.
Edward M. Weil, Jr.
Edward M. Weil, Jr., a Class III director, has served as a director of the Company since October 2016. Mr. Weil previously served as Chief Executive Officer and President of the Company, the former Advisor and the former Property Manager from August 2018 to September 2023. Mr. Weil has also owned a non-controlling interest in the parent of AR Global. In addition, Mr. Weil has served a director of GNL since January 2017, its chief executive officer since September 2023 and its president since April 2024. He also served as chair of the board of directors of The Necessity Retail REIT, Inc. (“RTL”) and the chief executive officer and president of RTL and RTL’s advisor and RTL’s property manager from November 2015 until their merger and internalization with GNL in September 2023; as executive chairman of ASIC from November 2015 until September 2023, and for which he continues to serve as a director, and as chief executive officer, president and secretary of ASIC and its advisor and property manager from March 2017 to September 2023. From March 2021 until November 2022, he also served as a director of G&P Acquisition Corp., a special purpose acquisition company that was sponsored by affiliates of AR Global. Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global. Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust from, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board believes that Mr. Weil’s extensive experience as a director or executive officer of the companies described above and his significant experience in real estate and public company management make him a valuable and well qualified member of our Board.
Executive Officers
Michael Anderson
See “Nominee for Class I Director — Michael Anderson” for Mr. Anderson’s biographical information.
Scott M. Lappetito
Scott M. Lappetito has served as the Chief Financial Officer and Treasurer of the Company since December 2021. Mr. Lappetito served previously as the Company’s chief accounting officer from April 2019 through December 2021 and its controller from November 2017 through April 2019 and as the chief financial officer, treasurer and secretary of the former Advisor and the former Property Manager from December 2021 through the completion of the Internalization in September 2024. Mr. Lappetito joined AR Global in October 2016 and served various accounting and finance roles at entities advised by affiliates of AR Global, including the aforementioned roles with the Company, as chief accounting officer of The Necessity Retail REIT, Inc. from November 2019 through March 2020 and as assistant controller of AR Global from October 2016 through November 2017. Prior to joining AR Global, Mr. Lappetito held various financial and practice leadership roles, including vice president of corporate accounting at Citigroup, Inc. from March 2014 to October 2016. Prior to that, Mr. Lappetito served in various other senior finance and accounting positions at other public companies. Mr. Lappetito began his career in public accounting in November 2010 with PwC. Mr. Lappetito is a certified public accountant in the State of New York, holds a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Villanova University.
Information About the Board of Directors and its Committees
The Board is responsible for overseeing the management and control of our business and operations. The Board held a total of 12 meetings during the year ended December 31, 2024. All directors attended at least 75% of the aggregate meetings of the Board and the Board committees on which such directors served during such period. All directors attended the 2024 Annual Meeting of Stockholders. We encourage all directors to attend our annual meetings of stockholders. The Board has standing audit, compensation and nominating and corporate governance committees.
Leadership Structure of the Board of Directors
Leslie D. Michelson, an independent director, currently serves as our non-executive chair of the Board. Michael Anderson has served as the Chief Executive Officer and President of the Company since September 2023 and a member of Board since September 2024. As Chief Executive Officer and President of the Company, Mr. Anderson is responsible for overseeing and implementing our day-to-day operations and business strategy. The Board believes that its leadership structure is appropriate in light of our business and operating environment but may modify this structure in the future. The Board believes that having a majority of independent, experienced directors, provides the right leadership and corporate governance structure for the Company.
Oversight of Risk Management
The Board has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all material transactions, including property acquisitions and dispositions, the incurrence and assumption of debts and securities offerings, as well as its oversight of the Company’s executive officers. The nominating and corporate governance committee reviews and approves transactions with related parties and reviews all matters relating to the independence of the members of the Board. The compensation committee oversees all compensation paid to our named executive officers (“NEOs”), our compensation plans and any other compensation-related matters. The audit committee oversees our relationship with our independent registered public accounting firm, as well as management of accounting, financial, legal and regulatory risks. The audit committee reports to the full Board regarding its activities, including those related to cybersecurity. Our Board considers cybersecurity risks and other information technology risks as part of its risk oversight function. Our audit committee reviews policies with respect to major risk assessment and risk management and oversees management’s implementation of our cybersecurity risk management program, including reviewing risk assessments from management, overseeing our cybersecurity risk management processes, reviewing periodic reports from management on our cybersecurity risks and incidents.
Management of Compensation — Related Risk
The compensation committee has considered and determined that risks arising from the Company’s compensation policies and practices for its employees, including our NEOs, are not reasonably likely to have a material adverse effect on the Company.
Insider Trading, Anti-Hedging and Anti-Pledging Policy
We also adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards applicable to the Company (the “Insider Trading Policy”). A copy of the Insider Trading Policy has been filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed by the Company under the Exchange Act on February 27, 2025.
The Insider Trading Policy prohibits directors, officers and employees from engaging in, among other things, short sales, hedging or monetization transactions with respect to our securities. We believe that prohibiting these types of transactions will help ensure that the economic interests of all directors, officers and employees will not differ from the economic interests of our stockholders. The Insider Trading Policy also prohibits directors, officers and employees from pledging the Company’s securities as collateral for a loan or holding Company securities in a margin account, except with prior approval pursuant to the policy.
Clawback Policy
Consistent with the new requirements of the SEC and Nasdaq listing standards, we maintain a clawback policy that requires us to seek recovery of erroneously awarded incentive-based compensation received by our covered executives (as defined in that policy) during any three-fiscal-year period prior to the date the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement that results from the correction of an error that is material to the previously issued financial statement(s), or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the event of a financial restatement, any covered executives of the Company would forfeit the amount of any incentive-based compensation paid during the three years preceding the date of the restatement that the Board, or the compensation committee if the Board delegates its administrative authority to the compensation committee, determines exceeds the amount the employee would have received had the revised financial statement(s) been used to determine such compensation.
Audit Committee
Our audit committee is comprised of Mr. Michelson, Ms. Tuppeny, Gov. Rendell, and Mr. Penn, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of Nasdaq. Mr. Michelson is the chair of our audit committee. Our audit committee held four meetings during the year ended December 31, 2024. All members of the audit committee attended these meetings. The audit committee charter is available on the Company’s website at www.nhpreit.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter” and to any stockholder who sends a request to National Healthcare Properties, Inc., 540 Madison Ave., 27th Floor, New York, NY 10022. The Board has determined that Mr. Michelson, Gov. Rendell, and Ms. Tuppeny each qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.
The audit committee, in performing its duties, monitors:
•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and
•	the performance of our independent registered public accounting firm and internal auditors, as applicable.
The audit committee’s report on our financial statements for the year ended December 31, 2024 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
Our compensation committee is comprised of Ms. Tuppeny, Mr. Michelson and Mr. Penn, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of Nasdaq. Ms. Tuppeny is the chair of our compensation committee. Our compensation committee held nine meetings during the year ended December 31, 2024. All members of the compensation committee attended these meetings. The compensation committee charter is available on the Company’s website at www.nhpreit.com by clicking on “Investor Relations — Corporate Governance — Compensation Committee Charter” and to any stockholder who sends a request to National Healthcare Properties, Inc., 540 Madison Ave., 27th Floor, New York, NY 10022. The principal functions of the compensation committee are to:
•	approve and evaluate all compensation plans, policies and programs, if any, as they affect our executive officers;
•	review and oversee our annual process, if any, for evaluating the performance of our executive officers;
•	oversee our equity incentive plans, including, without limitation, the issuance of equity-based awards;
•	assist the Board and the chair in overseeing the development of executive succession plans, if any; and
•	determine from time to time the remuneration for our non-executive directors.
The compensation committee will administer the 2025 Incentive Plan, if it is approved at the Annual Meeting. See “Proposal No. 3 — Approval of the 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc.” for further details.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Mr. Michelson, Mr. Penn, Gov. Rendell and Ms. Tuppeny, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of Nasdaq. Ms. Tuppeny is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee held one meeting during the year ended December 31, 2024. All members of the compensation committee attended the meeting. The nominating and corporate governance committee charter is available on the Company’s website at www.nhpreit.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter” and to any stockholder who sends a request to National Healthcare Properties, Inc., 540 Madison Ave., 27th Floor, New York, NY 10022. In addition to being independent directors, all members of our nominating and corporate governance committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act. The principal functions of the nominating and corporate governance committee are to:
•	provide counsel to the Board with respect to the organization, function and composition of the Board and its committees;
•	periodically review and, if appropriate, recommend to the Board changes to our corporate governance policies and procedures;
•	monitor compliance with our corporate governance policies and procedures;
•
identify and recommend to the Board potential director candidates for election as directors, consistent with criteria approved by the Board, and the selection of nominees for election as directors at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected); and

•
review and approve any related party transactions pursuant to our Related Party Transactions Policy as described “Certain Relationships and Related Transactions — Related Party Transactions Policy” below.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act, Nasdaq listing rules and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
•	personal and professional integrity, ethics and values;
•
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-held company in today’s business environment;

•	experience in our industry and with relevant social policy concerns;
•	experience as a board member of another publicly-held company;
•	academic expertise and experience in an area of our operations;
•	diversity of both background and experience;
•	practical and mature business judgment, including ability to make independent analytical inquiries;
•	the nature of and time involved in a director’s service on other boards or committees; and
•	with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.
The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board believes that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences.

Director Independence
Even though shares of our Common Stock are not listed on Nasdaq, the Board has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of Nasdaq, the Exchange Act and SEC rules.
Based upon information provided by each nominee, the nominating and corporate governance committee and the Board have each affirmatively determined that none of Mr. Michelson, Gov. Rendell, Ms. Tuppeny and Mr. Penn has any relationship with the Company that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director and each of them is “independent” within the meaning of the applicable listing standards of Nasdaq as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees on which each of them serve.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Compensation Committee Interlocks and Insider Participation
No member of the compensation committee is or ever has been an officer or employee of the Company and no member of the compensation committee had any relationships during 2024 requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of trustees or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or the compensation committee. Accordingly, for the year ended December 31, 2024, there were no interlocks with other companies within the meaning of the SEC’s proxy rules.
Communications with the Board of Directors
Any interested parties (including our stockholders) may communicate with the Board by sending written communications addressed to such person or persons in care of National Healthcare Properties, Inc., 540 Madison Ave., 27th Floor, New York, NY 10022, Attention: Secretary. Our Secretary will deliver all appropriate communications to the Board no later than the next regularly scheduled meeting of the Board. If the Board modifies this process, the revised process will be posted on our website, www.nhpreit.com.

COMPENSATION OF DIRECTORS
We pay to each of our directors the fees described below. If a director is our employee, we do not pay compensation for services rendered as a director. All non-employee directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board and committees.
Year Ended December 31, 2024
Prior to January 1, 2025, we paid our non-employee directors a yearly retainer of $30,000 and an additional yearly retainer of $55,000 for the lead independent director or non-executive chair; $2,000 for all meetings personally attended by the directors ($2,500 for attendance by the chair of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via teleconference; $750 per transaction reviewed and voted upon electronically up to a maximum of $2,250 for three or more transactions reviewed and voted upon per meeting. If there are a Board meeting and one or more committee meetings in one day, the director’s meeting fees may not exceed $2,500 ($3,000 for the chair of the audit committee if there is a meeting of such committee). In addition, from April 2017 and through December 31, 2024, our non-executive chair received a monthly retainer of $25,000.
The following table sets forth information regarding compensation of our non-employee directors during the year ended December 31, 2024:

Name	Cash Retainers	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total Compensation
Leslie D. Michelson	$432,500	—	—	—	—	$432,500
Edward G. Rendell	$63,750	—	—	—	—	$63,750
B.J. Penn	$72,500	—	—	—	—	$72,500
Elizabeth K. Tuppeny	$75,000	—	—	—	—	$75,000
Edward M. Weil, Jr.	$13,500	—	—	—	—	$13,500
Michael Anderson	—	—	—	—	—	—

New Director Compensation Program
Pursuant to a new director compensation program recommended by the compensation committee and approved by the Board in December 2024, effective January 1, 2025, we pay our non-employee directors a yearly retainer of $75,000 and an additional yearly retainer of $90,000 to the non-executive chair. We also pay a retainer of $20,000 per year to the chair of the audit committee and $15,000 per year to the chair of each of the compensation committee and the nominating and corporate governance committee. In addition, subject to the approval of the 2025 Incentive Plan at the Annual Meeting, each non-employee director will receive an annual equity grant with a grant-date value of $100,000. Non-employee directors will also receive additional meeting fees if the number of Board and committee meetings each year exceeds certain thresholds.

COMPENSATION DISCUSSION AND ANALYSIS
Prior to the Internalization, we were an externally-managed REIT and did not have any employees. We did not employ our NEOs, did not have agreements with any of them regarding their compensation and did not otherwise determine the compensation earned by, or paid to, them by the former Advisor.
In connection with, and subsequent to, the Internalization, the compensation committee considered and approved certain compensation arrangements with our NEOs, including approving the employment agreements described herein with Michael Anderson and Scott M. Lappetito and recommending certain equity incentive grants for our NEOs, subject to the approval of the 2025 Incentive Plan at the Annual Meeting.
Following the Internalization, we became internally managed and our compensation committee established our compensation objectives and philosophy for our NEOs, which resulted in the adoption of a new Annual Bonus Performance Program that is in effect for 2025 performance (with potential payments based on 2025 performance to be made in early 2026) (see “Fiscal 2025 Annual Incentive Program” section below for more details). This Compensation Discussion and Analysis details the compensation paid to our NEOs in 2024 and presents our compensation philosophy and practices for the compensation program for our NEOs that will be in effect for fiscal year 2025.
For our 2024 fiscal year, which ended on December 31, 2024, our NEOs and their titles were as follows:
•	Michael Anderson — Chief Executive Officer and President; and
•	Scott M. Lappetito — Chief Financial Officer and Treasurer.
Summary
As discussed above, beginning in September 2024, after the Internalization, we began paying cash compensation to our own dedicated workforce, including our NEOs. In connection with, and subsequent to, the Internalization, the compensation committee developed the following primary objectives of our executive pay program:
•	attract and retain our executive team;
•	drive our short- and long-term growth objectives;
•	align our executives’ interests with those of our stockholders; and
•	motivate and reward superior performance by our executive team.
To achieve these objectives, our fiscal year 2025 compensation program:
•	targets total compensation opportunity based on competitiveness relative to a group of comparable peers;
•	aligns our goals with our long-term interests as well as our annual operating and strategic plans;
•	puts a significant portion of each NEO’s compensation at-risk based on our future operating performance and share price; and
•	provides a balanced mix between cash and equity compensation designed to encourage strategies that are in our long-term best interests.
The material components of our 2025 executive compensation program and their purposes and key characteristics are summarized in the following chart:

What We Do		What We Don’t Do
✓	Pay-for-Performance. Deliver a significant percentage of annual compensation in the form of variable compensation tied to performance.	X	No Tax Gross-Ups. Do not provide excise tax gross-ups.
✓	Benchmark. Provide total compensation opportunities that are intended to approximate comparable peer compensation.	X
No hedging, pledging, short sales, or margin trading. Prohibit our officers, employees and directors from engaging in hedging, pledging, short sales, trading in publicly traded put or call options or trading on margin involving Company securities.

What We Do		What We Don’t Do
✓	Annual Compensation Risk Review. Annually assess risk in compensation programs associated with regulatory, stockholder and market changes.	X	No Enhanced Retirement Benefits. Do not provide enhanced retirement benefits or other supplemental executive retirement plans.
✓	Maximum Payouts. Limit both short-term and long-term incentive payouts as a percentage of target awards.	X	No Single-Trigger Payments or Benefits for Executive Officers. Do not allow for any single-trigger cash severance benefits for executive officers upon a change-in-control.
✓	Clawback Policy. Maintain a clawback policy.	X	No Problematic Option Practices. Do not have a practice of granting discounted stock options, extending the original option term, or repricing or exchanging underwater stock options.

Compensation Committee
As noted above, following the Internalization, our compensation philosophy and processes for compensating our NEOs are overseen by the compensation committee. See “Board of Directors, Executive Officers and Corporate Governance — Compensation Committee” for information regarding the composition of the committee including the committee’s responsibilities. As described below, the compensation committee engaged Ferguson Partners Consulting (“Ferguson”) as its independent compensation consultant to assist in reviewing the compensation of our NEOs. Prior to the Internalization, we were an externally managed REIT and did not have any employees. Accordingly, the compensation committee did not (i) make recommendations regarding the compensation paid to our NEOs, (ii) have agreements with them regarding their compensation or (iii) otherwise determine the compensation earned by, or paid to, them in the years ended December 31, 2023 and 2022 and in year ended December 31, 2024 prior to the Internalization.
Compensation Philosophy
Our compensation programs are intended to align executive pay with our performance and to motivate management to make sound financial decisions that increase our value. In determining the compensation of our NEOs, the compensation committee generally relies on formulaic incentive programs, while maintaining the ability to exercise its judgment to take into account the many aspects of performance that make up an individual’s contribution to our success, including teamwork, creativity, good judgment and integrity.
Role of Management
Currently, our Chief Executive Officer makes recommendations for NEOs, other than himself, to the compensation committee based on competitive market data and an assessment of individual performance, and administers the compensation program for non-NEO officers and our other employees, providing informational updates to the compensation committee. Recommendations to the compensation committee help establish appropriate and market-competitive compensation opportunities for our NEOs, consistent with our overall compensation philosophy. The compensation committee considers such recommendations, in conjunction with input from the compensation committee’s independent compensation consultant, in making compensation decisions or recommendations to the full Board. No officer participates directly in the final deliberations or determinations regarding his or her own compensation package.
Role of the Independent Compensation Consultant
Ferguson was engaged directly by the compensation committee in August 2024. As part of this engagement, Ferguson made recommendations to the compensation committee and the Board regarding executive and non-employee director compensation and assisted with the preparation of certain portions of this Compensation Discussion and Analysis section. The compensation committee conducted an assessment, as required by the SEC rules, to determine if any conflicts of interest existed with regard to the engagement of Ferguson. In conducting that assessment for 2024, the compensation committee determined that no conflict of interest existed and that Ferguson was independent under the applicable SEC and Nasdaq listing independence criteria.

Results of Most Recent Advisory Vote on Executive Compensation
At our 2023 Annual Meeting of Stockholders, we held a stockholder advisory vote on the compensation of our NEOs in 2022 (the “2023 say-on-pay”). Approximately 78.5% of the votes cast were in favor of our 2023 say-on-pay resolution. The next non-binding advisory vote to approve the executive compensation of our NEOs will be held at the 2026 Annual Meeting.
Peer Group
The compensation committee considers external market reference points, including published survey data and the competitive pay levels of an established group of publicly-traded peer companies when determining compensation levels for the NEOs. This peer comparison group consists of companies having similar characteristics to us and with whom we may compete for executive talent. Ferguson reviewed the peer group to confirm the overall reasonableness of the group for compensation and design benchmarking purposes.
Elements of Compensation
Beginning in 2025, we will use base salary, annual cash incentives and long-term equity incentives (subject to the approval of the 2025 Incentive Plan at the Annual Meeting) as the primary tools to achieve our compensation objectives. Certain of these elements of compensation were approved by the compensation committee in fiscal year 2024, following the Internalization. Our approach to the mix of compensation among these elements emphasizes variable compensation, including bonuses and long-term incentives in the form of stock-based awards, over fixed compensation. The emphasis on stock-based awards vesting over time is intended to promote a long-term perspective and further align management’s interests with that of the Company.

Element	Form	Compensation Objectives and Key Features
Base Salary	Fixed Cash	• Fixed compensation component that provides a base level of competitive cash to compensate the executive officer for the scope and complexity of the position.
• Amounts based on an evaluation of experience, position and responsibility; intended to be competitive in the marketplace to attract and retain executives.
Annual Incentive Award	Performance-Based Cash	• Variable cash compensation component that provides an incentive opportunity for overall achievement of key strategic metrics.
Long-Term Equity Incentives	Stock-Based Awards
•
Variable equity compensation designed to foster meaningful ownership of our Common Stock by management, to align the interests of our management with the creation of long-term stockholder value, and to motivate our management to achieve long-term growth for the Company.

Base Salary
Base salary is intended to reflect job responsibilities and is a visible and stable foundation of our compensation program. As discussed above, prior to the Internalization, we did not employ or provide cash compensation to our NEOs. Following the Internalization, in 2024, annual base salary rates for our NEOs in effect as of the end of fiscal year 2024 were $800,000 for Michael Anderson and $425,000 for Scott M. Lappetito.

Annual Cash Incentives
2024 Discretionary Cash Bonuses
With respect to the 2024 discretionary cash bonuses for our NEOs, the compensation committee evaluated both the Company and individual performance and considered, among other factors:
•	the successful completion of the Internalization;
•	the expected expense savings associated with the Internalization;
•	the smooth transition of the Company’s critical and operational functions post-Internalization;
•	the significant progress made by the Company on its deleveraging initiative during 2024 through strategic and disciplined dispositions;
•	the strong leasing activities for the Company’s portfolio;
•	the overall strong improvements in the Company’s portfolio performance; and
•	the significant enhancement of the Company’s financing reporting timing and presentation.
In making decisions regarding annual bonus compensation, the compensation committee also considered pay practices and performance of our peers and recommendations from our Chief Executive Officer with respect to the performance and contributions of the other NEO, but the committee ultimately acted in its sole and absolute discretion. Accordingly, the compensation committee approved discretionary cash bonuses for 2024 performance totaling $1,890,000 and $743,750 for Messrs. Anderson and Lappetito, respectively.
In addition, in connection with the Internalization, as part of a discretionary bonus pool was established for 2024 to provide retention bonuses to certain employees moving from the former Advisor to the Company, Mr. Lappetito received a retention bonus of $120,000, vesting in four equal quarterly installments during 2025. In connection with the signing of his employment agreement as described below, Mr. Anderson also received a signing bonus of $400,000 in September 2024.
2025 Annual Incentive Program
In January 2025, the compensation committee recommended and the Board adopted a new “Annual Incentive Program” (the “AIP”) for NEOs effective January 1, 2025 for 2025. The AIP is a formulaic program designed to motivate our NEOs to deliver strong financial performance and to provide a clear link between pay and performance. The compensation committee approved threshold, target and maximum bonus opportunities for each eligible NEO as follows:

Name	Threshold (Percentage of Base Salary)	Target (Percentage of Base Salary)	Maximum (Percentage of Base Salary)
Michael Anderson	67.5%	135%	236.25%
Scott M. Lappetito	50%	100%	175%

The AIP provides the NEOs with the opportunity to earn an annual cash bonus award subject to achieving pre-established performance goals. The performance goals under the AIP for 2025 are based on (i) improvement in leverage metrics for the Company, (ii) same store cash net operating income growth for the Company’s portfolio and (iii) individual and role specific performance. Further information regarding the AIP and performance under the AIP for 2025 will be provided in our proxy statement to be filed in connection with our 2026 Annual Meeting.
Long-Term Incentive Plan Awards
Subject to the approval of the 2025 Incentive Plan at the Annual Meeting, the compensation committee will be responsible for evaluating and approving an annual long-term incentive compensation program (the “LTIP Grants”) to our NEOs under the plan. The LTIP Grants are intended to reflect a pay-for-performance compensation philosophy. The compensation committee expects that the future LTIP Grants would, on an annual basis, provide for grants of awards that vest over a three-year period and are weighted towards performance-based awards, to be approved annually by the compensation committee. This structure is intended to create a greater connection between our multi-year performance and the actual payouts realized by our NEOs and other eligible employees. In accordance with the compensation committee’s charter, the structure of the LTIP Grants and our executive compensation philosophy more broadly will continue to be subject to the compensation committee’s ongoing evaluation and review.
Subject to the approval of the 2025 Incentive Plan at the Annual Meeting, the LTIP Grants are designed to reward key managers for high performance and to drive stockholder value. Awards for our NEOs are expected to be granted 50% in the form of time-based equity awards that vest in equal annual installments over a three-year period and 50% in the form of performance-based equity awards that are earned after a three-year performance period based on the achievement of specific performance goals established at the beginning of a three-year cycle at the discretion of the compensation committee.
Other Compensation and Benefits
Except for limited perquisites set forth in individual employment agreements (including maintenance of professional licenses and compliance with continuing education requirements for Messrs. Anderson and Lappetito) as described below, our NEOs are provided with benefits (such as a 401(k) plan) that are generally consistent with those provided to our other employees. We do not maintain any defined benefit pension plans.
Employment Agreements
We have from time to time entered into employment agreements with our NEOs, the material terms of which are described below. See “Potential Payments Upon Termination or Change-in-Control” below for additional details on the payments and benefits upon termination or change of control, as applicable, provided under the employment agreements and/or outstanding equity or equity-based incentive awards.
Employment Agreement with Michael Anderson
On September 25, 2024, we entered into an employment agreement with Michael Anderson (the “Anderson Employment Agreement”), which sets forth the terms and conditions of his employment, with an effective date of September 27, 2024. The initial term of the Anderson Employment Agreement expires on September 27, 2027 and may be extended, by written agreement between the Company and Mr. Anderson, for additional renewal terms mutually agreed between the parties.
Pursuant to the Anderson Employment Agreement, Mr. Anderson serves as our Chief Executive Officer and President and is entitled to an annual base salary of $800,000 and is eligible to participate in the AIP with a target annual bonus opportunity of 135% of his annual base salary (the “Anderson Target Annual Bonus”). Depending on results, Mr. Anderson’s actual annual bonus may be higher or lower than the Anderson Target Annual Bonus, as determined by the compensation committee, but for calendar years 2024 and 2025, Mr. Anderson’s annual bonus shall be not less than the Anderson Target Annual Bonus. In addition, pursuant to the Anderson Employment Agreement, Mr. Anderson was entitled to a cash signing bonus of $400,000. Subject to the other applicable requirements under the Anderson Employment Agreement, Mr. Anderson is permitted to continue his existing relationships and business interests, such as his role with AR Global and its affiliates, to the extent such activities do not materially interfere with the performance of his duties and responsibilities to the Company.
Subject to Mr. Anderson’s continued employment through the grant date, Mr. Anderson shall be eligible to receive long-term equity incentive awards on an annual basis at the compensation committee’s discretion. For fiscal year 2025, Mr. Anderson’s long-term incentive awards shall have a target grant date fair value of no less than $1.8 million and shall be made as soon as practicable following the approval of 2025 Incentive Plan at the Annual Meeting. Pursuant to the Anderson Employment Agreement, the fiscal year 2025 long-term equity incentive awards are expected to be granted as an award of time-based restricted common stock and an award of performance-based restricted stock units relating to Common Stock (such time-based and performance-based awards, together, the “Anderson 2025 Awards”) at the discretion of the compensation committee. No less than 50% of the Anderson 2025 Awards shall be a time-based award. The 2025 time-based award will vest ratably on an annual basis over a three-year period, subject to Mr. Anderson’s continuous employment through the applicable vesting dates. If the Company’s stockholders do not approve the 2025 Incentive Plan at the Annual Meeting, then the Anderson 2025 Awards will be deemed granted and automatically convert into a deferred cash-based award equal to at least $1.8 million with one third vesting and payable on the last day of each of 2025, 2026 and 2027, respectively, subject to Mr. Anderson’s continued employment through the applicable vesting date.

In addition, as soon as practicable following stockholder approval of the 2025 Incentive Plan, Mr. Anderson shall be granted an award of time-based restricted common stock with a grant date fair value of $2.0 million based on the Company’s most recent net asset value (the “Anderson Internalization Award”). Subject to Mr. Anderson’s continuous employment through the applicable vesting date, the Anderson Internalization Award will vest in ratable annual installments over a three-year period. Notwithstanding the foregoing, if the 2025 Incentive Plan is not approved by the Company’s stockholders at the Annual Meeting, the Anderson Internalization Award will be deemed granted and will, automatically convert into a deferred cash based award equal to $2.0 million with one third vesting and payable each year, subject to Mr. Anderson’s continued employment through the applicable vesting date.
The Anderson Employment Agreement may be terminated by the Company without Cause (as defined in the Anderson Employment Agreement) or by Mr. Anderson pursuant to a Voluntary Resignation (as defined in the Anderson Employment Agreement), provided that the applicable party gives 30 days prior written notice to Mr. Anderson or the Company, as the case may be. In the event Mr. Anderson resigns for Good Reason or the Company terminates his employment without Cause (each as defined in the Anderson Employment Agreement) in either case outside of the Change in Control Period (as defined in the Anderson Employment Agreement), he is entitled to receive the following payments and benefits: (i) any accrued but unpaid annual bonus for the year prior to the year of termination, (ii) a pro rata annual bonus for the year in which the date of termination occurs, (iii) the accelerated vesting of all unvested time-based equity awards as of the termination date (clauses (i), (ii) and (iii), collectively, the “Anderson Base Benefits”), (iv) an amount of cash (the “Anderson Severance Payment”) equal to 2.0 times the sum of (a) Mr. Anderson’s then current base salary and (b) the Anderson Target Annual Bonus of his then-current calendar year, and (v) reimbursement for his healthcare insurance premiums for a period of up to 18 months. In the event Mr. Anderson resigns for Good Reason or the Company terminates his employment without Cause in either case during the Change in Control Period, Mr. Anderson shall be entitled to the foregoing benefits, except that that the Anderson Severance Payment shall equal 3.0 times the sum of (a) Mr. Anderson’s then current base salary and (b) the Anderson Target Annual Bonus of his then-current calendar year. In the event of Mr. Anderson’s termination due to his death or Disability (as defined in the Anderson Employment Agreement), in addition to accrued obligations, he or his estate, as applicable, shall be entitled to receive the Anderson Base Benefits.
The Anderson Employment Agreement also contains a non-disclosure covenant, a mutual non disparagement covenant and non-competition, customer non-solicitation and employee non-solicitation covenants.
Employment Agreement with Scott Lappetito
On September 25, 2024, we entered into an employment agreement with Scott Lappetito (the “Lappetito Employment Agreement”), which sets forth the terms and conditions of his employment, with an effective date of January 1, 2025. The initial term of the Lappetito Employment Agreement expires on January 1, 2028 and may be extended, by written agreement between the Company and Mr. Lappetito, for additional renewal terms mutually agreed between the parties.
Pursuant to the Lappetito Employment Agreement, Mr. Lappetito serves as our Chief Financial Officer and Treasurer and is entitled to an annual base salary of $425,000 and is eligible to participate in the AIP with a target annual bonus opportunity of 100% of his annual base salary (the “Lappetito Target Annual Bonus”). Depending on results, Mr. Lappetito’s actual annual bonus may be higher or lower than the Lappetito Target Annual Bonus, as determined by the compensation committee, but for calendar year 2025, Mr. Lappetito’s annual bonus shall be not less than the Lappetito Target Annual Bonus.
Subject to Mr. Lappetito’s continued employment through the grant date, Mr. Lappetito shall be eligible to receive long-term equity incentive awards on an annual basis at the compensation committee’s discretion. For 2025, Mr. Lappetito’s long-term incentive awards shall have a target grant date fair value of no less than $800,000 and shall be made as soon as practicable following stockholder approval of the 2025 Incentive Plan and the listing of the Common Stock on a public stock exchange. Pursuant to the Lappetito Employment Agreement, the fiscal year 2025 long-term equity incentive awards are expected to be granted as time-based award and performance-based award at the discretion of the compensation committee (such time-based and performance-based awards, together, the “Lappetito 2025 Awards”). No less than 50% of the 2025 Lappetito Awards shall be time-based awards. The 2025 time-based award will vest ratably on an annual basis over a three-year period, subject to Mr. Lappetito’s continuous employment through the applicable vesting dates. If the Company’s stockholders do not approve the 2025 Incentive Plan at the Annual Meeting and the Common Stock does not become listed on a public stock exchange in 2025, then the Lappetito 2025 Awards will be deemed granted and automatically convert into a deferred cash based award equal to at least $800,000 with one third vesting each year, subject to Mr. Lappetito’s continued employment through the applicable vesting date. If the Company receives the approval of the 2025 Incentive Plan from its stockholders at the Annual Meeting but the Common Stock does not become listed on a public stock exchange in 2025, then the 2025 Awards will be granted with a target grant date fair value of no less than $800,000 based on the Company’s then most recent net asset value, vesting ratably over a three-year period, subject to Mr. Lappetito’s continued employment through the applicable vesting date.
In addition, as soon as practicable following stockholder approval of the 2025 Incentive Plan, Mr. Lappetito shall be granted an award with a grant date fair value of $1.0 million based on the Company’s most recent net asset value (the “Lappetito One-Time Award”). Subject to Mr. Lappetito’s continuous employment through the applicable vesting date, the Lappetito One-Time Award will vest in ratable annual installments over a three-year period. Notwithstanding the foregoing, if the 2025 Incentive Plan is not approved by the Company’s stockholders at the Annual Meeting, the Lappetito One-Time Award will be deemed granted and will, automatically convert into a deferred cash based award equal to $1.0 million with one third vesting each year, subject to Mr. Lappetito’s continued employment through the applicable vesting date.
The Lappetito Employment Agreement may be terminated by the Company without Cause (as defined in the Lappetito Employment Agreement) or by Mr. Lappetito pursuant to a Voluntary Resignation (as defined in the Lappetito Employment Agreement), provided that the applicable party gives 30 days prior written notice to Mr. Lappetito or the Company, as the case may be. In the event Mr. Lappetito resigns for Good Reason or the Company terminates his employment without Cause (each as defined in the Lappetito Employment Agreement) in either case outside of the Change in Control Period (as defined in the Lappetito Employment Agreement), he is entitled to receive the following payments and benefits: (i) any accrued but unpaid annual bonus for the year prior to the year of termination, (ii) a pro rata annual bonus for the year in which the date of termination occurs (except that, if such termination occurs in fiscal year 2025 prior to payment of the full annual bonus as described above, Mr. Lappetito is entitled to his full annual base salary for fiscal year 2025), (iii) the accelerated vesting of all unvested time-based equity awards as of the termination date (clauses (i), (ii) and (iii), collectively, the “Lappetito Base Benefits”), (iv) an amount of cash (the “Lappetito Severance Payment”) equal to 1.0 times the sum of (a) Mr. Lappetito’s then current base salary and (b) the Lappetito Target Annual Bonus of his then-current calendar year, and (v) reimbursement for his healthcare insurance premiums for a period of up to 18 months. In the event Mr. Lappetito resigns for Good Reason or the Company terminates his employment without Cause in either case during the Change in Control Period, Mr. Lappetito shall be entitled to the foregoing benefits, except that that the Lappetito Severance Payment shall equal 2.0 times the sum of (a) Mr. Lappetito’s then current base salary and (b) the Lappetito Target Annual Bonus of his then-current calendar year. In the event of Mr. Lappetito’s termination due to his death or Disability (as defined in the Lappetito Employment Agreement), in addition to accrued obligations, he or his estate, as applicable, shall be entitled to receive the Lappetito Base Benefits.
The Lappetito Employment Agreement also contains a non-disclosure covenant, a mutual non disparagement covenant and non-competition, customer non-solicitation and employee non-solicitation covenants.
Tax and Accounting Considerations
As a general matter, our Board and the compensation committee review and consider the various tax and accounting implications of our existing and proposed compensation programs. The Board and the compensation committee consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our long-term incentive program. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our share-based compensation awards with our overall executive compensation philosophy and objectives.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows publicly-listed companies a tax deduction for compensation in excess of $1 million paid to certain current and former executive officers (the “covered employees”). Generally, compensation in excess of $1 million paid to each of the covered employees will not be deductible by us. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided we distribute to our stockholders at least 90% of our taxable income each year. As a result of the Company’s tax status as a REIT, the loss of a deduction under Section 162(m) of the Code may not affect the amount of federal income tax payable by the Company. In approving the amount and form of compensation for our NEOs in the future, our compensation committee will consider all elements of the cost to the Company of providing the compensation, including the potential impact of Section 162(m) of the Code, if any.

Our compensation committee may, in its judgment, authorize compensation payments that are subject to deduction limitations under Section 162(m) of the Code when it believes that doing so is appropriate to attract and retain executive talent.
Pay Ratio
As described above, because we only instituted a formal compensation structure applicable to our NEOs and other employees in connection with the Internalization in September 2024, a ratio of the compensation of our Chief Executive Officer to our median employee would not be meaningful and has not been included in this Proxy Statement in reliance on Item 402(u) of Regulation S-K, Instruction 7(2) which permits a registrant to omit any employees that became its employees as a result of a business combination for the fiscal year in which the transaction becomes effective. For the proxy statement for our 2026 Annual Meeting, we will include pay ratio disclosure as required pursuant to Item 402(u) of Regulation S-K.

COMPENSATION TABLES
2024 Summary Compensation Table
The following table summarizes the compensation of our NEOs for each of the years ended December 31, 2024, 2023 and 2022, respectively, as applicable. For purposes of this table, our NEOs for 2024 were Michael Anderson, our Chief Executive Officer and President, and Scott M. Lappetito, our Chief Financial Officer and Treasurer. As discussed in greater detail under the heading “Introductory Note” above, prior to 2024, we were an externally managed REIT, did not employ our NEOs and our NEOs’ compensation was paid by the former Advisor. During 2024, we internalized our advisory and management functions such that, as of December 31, 2024, we directly employed our NEOs and other employees. The summary of compensation for fiscal year 2024 in the below table reflects compensation following the Internalization. In accordance with rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from the following tables.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation(4)	Total
Michael Anderson Chief Executive Officer and President	2024	$172,307(1)	$2,290,000(2)	—	—	$2,462,307
	2023(3)	$104,999	$33,636	—	$15,750	$154,385
	2022	—	—	—	—	—
Scott M. Lappetito Chief Financial Officer and Treasurer	2024	$71,087(1)	$863,750(2)	—	—	$934,837
	2023(3)	$312,768	$72,177	—	$35,287	$420,232
	2022(3)	$321,521	$47,666	—	$29,023	$398,210

(1)
Represents salary paid following the Internalization. Prior to the Internalization, Messrs. Anderson and Lappetito were paid in respect of Company services by the former Advisor. The annualized 2024 salaries for Messrs. Anderson and Lappetito are $800,000 and $425,000, respectively.

(2)
Represents 2024 discretionary cash bonuses following the Internalization, which were paid in February 2025 for performance in 2024, equal to $1,890,000 and $743,750 for each of Messrs. Anderson and Lappetito, respectively. For Mr. Anderson, also includes signing bonus of $400,000 discussed above in connection with signing of his employment agreement in September 2024. For Mr. Lappetito, also includes retention bonus of $120,000 discussed above in connection with the Internalization.

(3)
Represents the allocable share of salary and bonus paid by the former Advisor or its affiliates to Messrs. Anderson and Lappetito, respectively, during the applicable year that was reimbursed by us pursuant to its advisory agreement prior to the Internalization.

(4)
Represents the allocable share of certain expenses incurred by the former Advisor or its affiliates and reimbursed by us pursuant to the advisory agreement prior to the Internalization with respect to (A) Mr. Anderson as follows: for 2023: (a) $5,281 for payroll taxes and (b) $10,469 for matching contributions to Mr. Anderson’s 401(k) and (B) Mr. Lappetito as follows: for (1) 2023: (a) $22,232 for payroll taxes and (b) $13,055 for matching contributions to Mr. Lappetito’s 401(k); and (2) for 2022: (a) $16,954 for payroll taxes and (b) $12,069 for matching contributions to Mr. Lappetito’s 401(k).

Potential Payments Upon Termination or Change-in-Control
Pursuant to their individual employment agreements, each of the NEOs is entitled to cash severance, benefits, and in certain cases acceleration of vesting of equity awards upon termination of their employment with the Company and in certain cases change in control of the Company, as described in greater detail below. The Company does not have any tax gross-up commitment with any of the NEOs in the event that any portion of severance benefits or equity award acceleration, as applicable, results in the NEO becoming liable for payment of a parachute payment excise tax.

The following table sets forth the amounts that Michael Anderson would have received upon termination of employment with the Company as of December 31, 2024 for each of the hypothetical reasons detailed below, pursuant to the Anderson Employment Agreement. We entered into the Lappetito Employment Agreement in December 2024 with an effective date of January 1, 2025. The amounts set forth in the table assume that a termination event occurred on December 31, 2024; however, the actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s separation and may differ from the amounts set forth in the table below.

Name	Reason for Payment	Salary/ Bonus- Related Payments	Cash Severance Payments	Accelerated Vesting of Equity Awards	Other Benefits	Total
Michael Anderson	Termination by reason of death or disability(1)	$1,080,000	—	—	—	$1,080,000
	Termination by the Company without cause or by Mr. Anderson for good reason(2)	$1,080,000	$3,760,000	—	$14,018	$4,854,018
	Termination by the Company without cause or by Mr. Anderson for good reason in connection with a change in control(3)	$1,080,000	$5,640,000	—	$14,018	$6,734,018

(1)
Represents (i) accrued but unpaid Anderson Target Annual Bonus for 2024 and (ii) accrued but unpaid installment of base salary, reimbursement for unreimbursed business expenses and accrued but unpaid benefits pursuant to Anderson Employment Agreement.

(2)
Represents (i) accrued but unpaid Anderson Target Annual Bonus for 2024, (ii) accrued but unpaid installment of base salary, reimbursement for unreimbursed business expenses and accrued but unpaid benefits pursuant to Anderson Employment Agreement, (iii) cash severance equal to 2.0 times the sum of (a) Mr. Anderson’s base salary and (b) his Anderson Target Annual Bonus for 2024, and (iv) 18 months of Company subsidized COBRA coverage.

(3)
Represents (i) accrued but unpaid Anderson Target Annual Bonus for 2024, (ii) accrued but unpaid installment of base salary, reimbursement for unreimbursed business expenses and accrued but unpaid benefits pursuant to Anderson Employment Agreement, (iii) cash severance equal to 3.0 times the sum of (a) Mr. Anderson’s base salary and (b) his Target Annual Bonus for 2024, and (iv) 18 months of Company subsidized COBRA coverage.

Name	Reason for Payment	Salary/ Bonus- Related Payments	Cash Severance Payments	Accelerated Vesting of Equity Awards	Other Benefits	Total
Scott Lappetito	Termination by reason of death or disability(1)	$425,000	—	—	—	$425,000
	Termination by the Company without cause or by Mr. Lappetito for good reason(2)	$425,000	$850,000	—	$14,018	$1,289,018
	Termination by the Company without cause or by Mr. Lappetito for good reason in connection with a change in control(3)	$425,000	$1,700,000	—	$14,018	$2,139,018

(1)
Represents (i) accrued but unpaid Lappetito Target Annual Bonus for 2024 and (ii) accrued but unpaid installment of base salary, reimbursement for unreimbursed business expenses and accrued but unpaid benefits pursuant to Lappetito Employment Agreement.

(2)
Represents (i) 100% of his base salary as the Lappetito Target Annual Bonus for 2024, (ii) accrued but unpaid installment of base salary, reimbursement for unreimbursed business expenses and accrued but unpaid benefits pursuant to Lappetito Employment Agreement, (iii) cash severance equal to 1.0 times the sum of (a) Mr. Lappetito’s base salary and (b) his Target Annual Bonus for 2024, and (iv) 18 months of Company subsidized COBRA coverage.

(3)
Represents (i) accrued but unpaid Lappetito Target Annual Bonus for 2024, (ii) accrued but unpaid installment of base salary, reimbursement for unreimbursed business expenses and accrued but unpaid benefits pursuant to Lappetito Employment Agreement, (iii) cash severance equal to 2.0 times the sum of (a) Mr. Lappetito’s base salary and (b) his Target Annual Bonus for 2024, and (iv) 18 months of Company subsidized COBRA coverage.

PAY VERSUS PERFORMANCE DISCLOSURE
As required by Item 402(v) of Regulation S-K, which was mandated by Section 953(a) of the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer (“PEO”) and average “compensation actually paid” to our NEOs and the financial performance of the Company during the years ended December 31, 2024, 2023 and 2022, respectively, in each case calculated in a manner consistent with SEC rules.

Name	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(2)(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Net Loss Attributable to Common to Stockholders(4)
					(in thousands)
2024	$2,462,307	$2,462,307	$934,837	$934,837	$(203,495)
2023	$154,385	$154,385	$420,232	$420,232	$(86,097)
2022	$—	—	$398,210	$398,210	$(93,285)
2021	$—	—	$121,024	$121,024	$(92,942)
2020	$—	—	$458,841	$458,841	$(78,781)

(1)
Michael Anderson was the sole PEO reflected in these columns for the fiscal year ended December 31, 2024. Mr. Anderson is our Chief Executive Officer and President. Edward M. Weil, Jr. and Mr. Anderson were the PEOs reflected in these columns for the fiscal year ended December 31, 2023. Mr. Weil was the sole PEO reflected in these columns for the fiscal years ended December 31, 2022, 2021 and 2020.

(2)
Compensation actually paid, or “CAP”, to our PEOs and Non-PEO NEOs is calculated based on the “Total Compensation” reported in the Summary Compensation Tables above in our prior definitive proxy statements on Schedule 14A for the for each of the applicable fiscal years, adjusted to exclude and include certain items in accordance with Item 402(v) of Regulation S-K. There are no applicable adjustments to the “Total Compensation” reported in the applicable Summary Compensation Table for the covered years for our PEOs and Non-PEO NEOs, so the CAP for each such person equaled the “Total Compensation” reported in the applicable Summary Compensation Table.

(3)
Scott M. Lappetito was the sole non-PEO NEO reflected in these columns for the fiscal years ended December 31, 2024, 2023 and 2022. Mr. Lappetito is our Chief Financial Officer and Treasurer. The non-PEO NEOs for the fiscal year ended December 31, 2021 were Mr. Lappetito, Katie P. Kurtz and Jason F. Doyle. Katie P. Kurtz was the sole non-PEO NEO reflected in these columns for the fiscal years ended December 31, 2020.

(4)	Net Loss Attributable to Common to Stockholders as reported in our Annual Reports on Form 10-K.
Required Tabular Disclosure of Most Important Measures to Determine Fiscal 2024 CAP
In determining compensation actually paid for the year ended December 31, 2024, we did not consider any financial performance measures. Accordingly, we have not included a tabular list of our most important financial measures to determine compensation actually paid during the year ended December 31, 2024 pursuant to Item 402(v) of Regulation S-K and we have not included a “company selected measure” column in the table above. For more information about our executive compensation program, please refer to the “Compensation Discussion and Analysis” above.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the close of business on the Record Date, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by certain persons, including:
•
each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•	each of the Company’s NEOs and directors; and
•	all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Michael Anderson	—	—
Scott M. Lappetito	—	—
Leslie D. Michelson	92,861	*
B.J. Penn	4,587	*
Edward G. Rendell	8,465	*
Elizabeth K. Tuppeny	9,305	*
Edward M. Weil, Jr.(2)	—	—
All directors and executive officers as a group (seven persons)	115,218	*

*	Less than 1%.
(1)
The business address of each individual or entity listed in the table is 540 Madison Ave., 27th Floor, New York, NY 10022. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any securities that AR Global may own and Mr. Weil disclaims beneficial ownership of such securities. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the approximately 2,718 shares of our Common Stock or the 109,865 shares of Common Stock that may be issuable if performance and other conditions are met, in exchange for partnership units of our operating partnership, National Healthcare Properties Operating Partnership, L.P. (the “OP”), designated as “Class B Units” (“Class B Units”) that are directly or indirectly beneficially owned by AR Global.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We were involved several related party transactions during the year ended December 31, 2024 with entities for which certain of our directors and executive officers were also executive officers or also own interests, directly or indirectly in these entities. Michael Anderson, our Chief Executive Officer and President, and Scott M. Lappetito, our Chief Financial Officer and Treasurer, held the same positions with the former Advisor and the former Property Manager until the completion of the Internalization. Edward M. Weil, Jr., one of our directors, has a non-controlling interest in the parent of AR Global, which was the controlling entity for the former Advisor and the former Property Manager until the completion of the Internalization.
Internalization and Promissory Note
Pursuant to the merger agreement dated August 6, 2024 (the “Internalization Agreement”) effecting the Internalization, (i) the outstanding membership interests of our former Advisor were converted into the right to receive from us an internalization fee of $98.2 million, with the former Advisor becoming our wholly-owned subsidiary, and (ii) the former Advisor’s parent company (the “Advisor Parent”) received (x) an asset management fee of $5.5 million, representing the aggregate base management fee that we would have been required to pay to our former Advisor during the remaining three month notice period required to terminate the advisory agreement, and (y) a property management fee of $2.9 million, representing the aggregate management fees that we would have been required to pay to the Property Manager through the current term of the property management agreement, subject to certain other adjustments (collectively, the “Closing Payments”). Because the Closing Payments exceeded our “available cash” (as defined in the Internalization Agreement), we paid the Advisor Parent aggregate cash consideration of $75.0 million (such cash amount, the “Closing Date Cash Consideration”) and issued to the Advisor Parent an unsecured promissory note (the “Promissory Note”) in a principal amount of $30.3 million, equal to the difference between the Closing Date Cash Consideration and the Closing Payments. In January 2025, we fully repaid the Promissory Note. Following the Internalization, we are no longer required to pay asset management and property management fees to the Advisor Parent. For additional information regarding the Internalization, see Note 1 — Organization and Note 9 — Related Party Transactions and Arrangements to our consolidated financial statements for the year ended December 31, 2024, included in the 2024 Annual Report.
Asset Management Fees, Property Management Fees and Variable Management/Incentive Fees
Pursuant to our advisory agreement with the former Advisor, until the termination of such agreement in connection with the Internalization, the former Advisor managed our day-to-day operations. Under the advisory agreement, we were required to pay the former Advisor a base management fee, with a fixed portion of $1.625 million per month and a variable portion of one-twelfth of 1.25% of the cumulative net proceeds of any equity issued by us. In addition, the advisory agreement required us to pay the former Advisor a variable management/ incentive fee quarterly in arrears equal to (1) the product of fully diluted number of shares of Common Stock outstanding multiplied by (2) (x) 15.0% of the applicable prior quarter’s core earnings (as defined in the advisory agreement) per share in excess of $0.375 per share plus (y) 10.0% of the applicable prior quarter’s core earnings per share in excess of $0.47 per share. During the year ended December 31, 2024, the former Advisor did not earn a variable management/incentive fee. Until the former Property Manager became our wholly-owned subsidiary as part of the Internalization, we also paid the former Property Manager a property management fee on a monthly basis, equal to 1.5% of our gross revenues from stand-alone single-tenant net leased properties managed and 2.5% of our gross revenues from all other types of properties managed, plus market-based leasing commissions applicable to the geographic location of the property. We reimbursed the former Property Manager for certain property level expenses incurred by the Property Manager. During the year ended December 31, 2024, we paid total asset management fees of $16.4 million and total property management fees, including capitalized leasing commissions, of $3.6 million, exclusive of the asset management fee and property management fee paid to the Advisor Parent as part of the Closing Payments discussed above.
With respect to periods ending prior to April 1, 2015, pursuant to the then effective advisory agreement and the limited partnership agreement of the OP (as amended from time to time, the “LPA”), we issued to the former Advisor an asset management subordinated participation in the form of Class B Units. During these periods, we issued 359,250 Class B Units to the former Advisor, all of which remain outstanding. The issued and outstanding Class B Units will vest, and will no longer be subject to forfeiture, at such time as: (x) the value of the OP’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pre-tax, non-compounded annual return thereon (the “economic hurdle”); (y) any one of the following occurs: (1) a listing; (2) another liquidity event or (3) the termination of the advisory agreement by an affirmative vote of a majority of our independent directors without cause; and (z) the former Advisor is still providing advisory services to us (the “performance condition”). Unvested Class B Units would be forfeited immediately if: (a) the advisory agreement is terminated for any reason other than a termination without cause; or (b) the advisory agreement is terminated by an affirmative vote of a majority of our independent directors without cause before the economic hurdle has been met. The Board determined in February 2018 that the economic hurdle had been satisfied, however, none of the events have occurred, including a listing of the shares of Common Stock on a national securities exchange, which would have satisfied the other vesting requirement of the Class B Units.
Acquisition Expense Reimbursement
The former Advisor was reimbursed for services provided for which it incurred investment-related expenses. The amount reimbursed for such expenses was not permitted to exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, we reimbursed the former Advisor for certain third-party acquisition expenses. Under the advisory agreement, total acquisition expenses were not permitted to exceed 4.5% of the contract purchase price of our portfolio or 4.5% of the amount advanced for all loans or other investments. This threshold was not exceeded through September 27, 2024, the date the advisory agreement was terminated.
Professional Fees and Other Reimbursements
We also reimbursed the former Advisor’s costs of providing administrative services including personnel costs, except for costs to the extent that the employees perform services for which the former Advisor received a separate fee. This reimbursement included reasonable overhead expenses for employees of the former Advisor or its affiliates directly involved in the performance of services on our behalf, including the reimbursement of rent expense at certain properties that are both occupied by employees of the former Advisor or its affiliates and owned by affiliates of the former Advisor. During the year ended December 31, 2024, we incurred $10.6 million of reimbursement expenses from the former Advisor for providing administrative services.
Reimbursements for the cash portion of 2023 bonuses paid by the former Advisor to its employees or employees of its affiliates were expensed and reimbursed on a monthly basis during the year ended December 31, 2023 in accordance with estimates provided by the former Advisor. These amounts were awarded in May 2024 and were scheduled to be paid by the former Advisor to its employees from September 2024 to March 2025. Following the Internalization, pursuant to the Internalization Agreement, the Advisor Parent remitted the unpaid portion of these amounts us, which subsequently paid out such amounts in October 2024 to the employees who joined us from the former Advisor as part of the Internalization. For the cash portion of 2024 accrued bonuses for the former Advisor’s employees or employees of its affiliates, we previously reimbursed the former Advisor for such amounts in accordance with estimates provided by the former Advisor. Following the Internalization, pursuant to the Internalization Agreement, the Advisor Parent remitted such amounts to us for subsequent payment to the employees who joined us from the former Advisor as part of the Internalization.
Special Limited Partner
As of the date of this Proxy Statement, Healthcare Trust Special Limited Partner, LLC (the “Special Limited Partner”), an affiliate of the former Advisor, owned 2,718 shares of our outstanding Common Stock and holds a special limited partnership in the OP which entitles it to certain distributions (and any corresponding allocations) under the LPA. In addition, the Advisor Parent held 90 partnership units in the OP designated as “Common OP Units” as of the date of this Proxy Statement.
If our Common Stock is listed on a national exchange, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated incentive listing distribution from the OP equal to 15.0% of the amount by which the market value of all issued and outstanding shares of Common Stock plus distributions that exceed the aggregate capital contributed plus an amount equal to a 6.0% cumulative, pre-tax non-compounded annual return to investors in our initial public offering of Common Stock. None of these distributions has been earned through the date of this Proxy Statement. If the Special Limited Partner or any of its affiliates receives the subordinated incentive listing distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive termination distribution described below.

Upon a liquidation or sale of all or substantially all of our assets, including through a merger or sale of stock, the Special Limited Partner will be entitled to receive a subordinated participation in the net sales proceeds of the sale of real estate assets from the OP equal to 15.0% of remaining net sale proceeds after return of capital contributions to investors in our initial public offering of Common Stock plus payment to investors of a 6.0% cumulative, pre-tax non-compounded annual return on the capital contributed by investors. None of these distributions has been earned through the date of this Proxy Statement. Any amount of net sales proceeds paid to the Special Limited Partner or any of its affiliates prior to our listing will reduce dollar for dollar the amount of the subordinated incentive listing distribution described above and subordinated incentive termination distribution described below.
Pursuant to the LPA, upon termination or non-renewal of the advisory agreement, with or without cause, the Special Limited Partner was entitled to receive a promissory note as evidence of its right to receive subordinated termination distributions from the OP equal to 15.0% of the amount by which the sum of our market value plus distributions exceeds the sum of the aggregate capital contributed plus an amount equal to an annual 6.0% cumulative, pre-tax, non-compounded annual return to investors in our initial public offering of Common Stock. However, in accordance with the terms of the LPA, in connection with the Internalization and our termination of the advisory agreement, the Special Limited Partner deferred its right to receive a subordinated distribution upon termination until either a subsequent listing of our Common Stock on a national securities exchange or other liquidity event occurs.
Advisor Parent Transition Services
Pursuant to the Internalization Agreement, the Advisor Parent agreed to provide certain transitional services to, and as requested by, us on a part-time basis for a period of up to nine months following the closing of the Internalization for which we would reimburse Advisor Parent for the pro-rated expenses of the employees providing such services (the “Transition Services Arrangement”). Through the end of 2024, we reimbursed the Advisor Parent approximately $0.3 million under the Transition Services Arrangement.
Indemnification Obligations
We have entered into indemnification agreements with each of our executive officers and directors, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law.
Related Party Transactions Policy
Our Board adopted a written policy in February 2025 regarding the review and approval of any related party transactions. Our nominating and corporate governance committee is responsible for the oversight and review of potential conflicts of interest in connection with “related person transactions” between us and any related person pursuant to the policy. A special committee of independent directors may also be created by the Board to review and approve specific “related person transactions” under the policy. Under SEC rules, a “related person” is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last year or an immediate family member of any of the foregoing. The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the SEC (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). In the course of its review of a related party transaction, the nominating and corporate governance committee or any applicable special committee will take into account the material facts of such transaction, including:
•	whether the transaction is fair and reasonable to the Company;
•	whether the transaction was undertaken in the ordinary course of business of the Company;
•	whether the transaction was initiated by the Company, a subsidiary or the related party;
•	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to the Company of, the transaction;

•	the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party;
•	the related party’s interest in the transaction;
•	whether the transaction would impair the independence of any outside director; and
•
whether the transaction may present an improper conflict of interest for the related party, taking into account the size of the transaction, the overall financial position of the related party, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship.

The nominating and corporate governance committee or any applicable special committee conducts a prior review of all relevant information available to it regarding a related party transaction and either approves or disapproves entry into such related party transaction. Any member of the nominating and corporate governance committee who is a related party or the immediate family of a related party with respect to a transaction under review will not be permitted to vote on the approval or ratification of the transaction.
Policies and Practices Related to the Grant of Certain Equity Awards
In response to Item 402(x)(1) of Regulation S-K, we have not granted new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or Current Report on Form 8-K that discloses material nonpublic information. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we determine to grant new awards of such options, our Board will evaluate the appropriate steps to take in relation to the foregoing.

AUDIT COMMITTEE REPORT
The audit committee of the Board has furnished the following report on its activities during the year ended December 31, 2024. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of National Healthcare Properties, Inc.:
We have reviewed and discussed with management National Healthcare Properties, Inc.’s audited financial statements as of and for the year ended December 31, 2024.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the 2024 Annual Report.
Audit Committee

Leslie D. Michelson (Chair)
B.J. Penn
Gov. Edward G. Rendell
Elizabeth K. Tuppeny

COMPENSATION COMMITTEE REPORT
The compensation committee of the Board has furnished the following report. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of National Healthcare Properties, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Securities Exchange Act of 1934, as amended, with management.
Based on the review and discussions described above, we recommended to the Board that the “Compensation Discussion and Analysis” be included in National Healthcare Properties, Inc.’s proxy statement and incorporated by reference into the 2024 Annual Report.
Compensation Committee

Elizabeth K. Tuppeny (Chair)
Leslie D. Michelson
B.J. Penn

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board is currently comprised of six members, of which four are independent directors as that term is defined in the Nasdaq rules and our Bylaws. Our Bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. The Board is divided into three classes of directors. At the Annual Meeting, one Class I director will be elected to serve until the 2027 Annual Meeting and until his successor is duly elected and qualifies and two Class I directors will be elected to serve until the 2028 Annual Meeting and until their respective successors are duly elected and qualify. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board has nominated (i) Michael Anderson for election as a Class I director at the Annual Meeting to serve until our 2027 Annual Meeting and until his successor is duly elected and qualifies and (ii) Edward G. Rendell and Elizabeth K. Tuppeny for election as Class II directors at the Annual Meeting to serve until our 2028 Annual Meeting and until their respective successors are duly elected and qualify. Mr. Anderson currently serves as our Class I director and Mr. Rendell and Ms. Tuppeny currently serve as our Class II directors.
The proxy holder named on the proxy card intends to vote “FOR” the election of Mr. Anderson as the Class I director and Mr. Rendell and Ms. Tuppeny as the Class II directors. The election of the directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Withhold votes and broker non-votes, if any are applicable, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Anderson, Mr. Rendell or Ms. Tuppeny will be unable to serve if elected. If, at the time of the Annual Meeting, Mr. Anderson, Mr. Rendell or Ms. Tuppeny should become unable to serve, shares represented by proxies will be voted “FOR” any substitute nominee designated by the Board. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF (I) MICHAEL ANDERSON AS A CLASS I DIRECTOR, TO SERVE UNTIL OUR 2027 ANNUAL MEETING AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES AND (II) EDWARD G. RENDELL AND ELIZABETH K. TUPPENY AS CLASS II DIRECTORS, TO SERVE UNTIL OUR 2028 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2025. PwC has audited our consolidated financial statements every year since the year ended December 31, 2019. PwC reports directly to our audit committee.
Although ratification by stockholders is not required by law or by our charter or Bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
This proposal requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers have discretionary voting authority with regard to this proposal, we do not expect any broker non-votes in connection with this proposal.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The following table summarizes the fees billed to us for professional services rendered by PwC, all of which have been approved by the audit committee, for the years ended December 31, 2024 and 2023, respectively:

	2024	2023
Audit Fees	$1,611,900	$1,701,200
Audit Related fees	—	—
Tax Fees	—	—
All Other Fees(1)	$65,400	$36,600
Total	$1,677,300	$1,737,800

(1)	Includes fees for certain Sarbanes-Oxley Section 404 advisory service provided by PwC.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC were pre-approved by the audit committee.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

PROPOSAL NO. 3 — APPROVAL OF THE 2025 OMNIBUS INCENTIVE COMPENSATION PLAN
OF NATIONAL HEALTHCARE PROPERTIES, INC.
Our Board is recommending approval of the 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc. (the “Plan”). On April 9, 2025, on the recommendation of the compensation committee, the Board adopted the Plan, subject to receipt of stockholder approval at the Annual Meeting. If approved, the Plan will be the successor to our Amended and Restated Employee and Director Incentive Restricted Share Plan of the Company (the “RSP”), which expired in February 2023. Awards previously granted under the RSP will remain outstanding (and eligible to vest and settle) in accordance with their terms under the RSP.
Stockholder approval of the Plan is necessary to allow us to grant equity-based incentive compensation awards to our directors, employees and other eligible award recipients under the Plan. These eligible recipients are critical to our continued growth and success. The Board believes that equity-based incentives are essential to our ability to attract, retain and motivate potential award recipients. If the Plan is not approved, we will not have the ability to grant equity-based incentives, which the Board believes would put us at a disadvantage relative to our competitors. Therefore, on the recommendation of the compensation committee, the Board has approved, and under this Proposal No. 3 is asking stockholders to approve, the Plan to enable us to continue to grant equity-based incentives to directors, employees and other eligible award recipients under the Plan.
The following description of the Plan is only a summary and is qualified in its entirety by reference to the Plan, a copy of which is included in this proxy statement as Appendix A. You should read that text closely since it (and not this summary) will govern the Plan.
The Plan includes key provisions designed to protect stockholders’ interests and promote effective corporate governance, including the following:
•
No Discounted Stock Options or SARs. Stock options and stock appreciation rights (“SARs”) may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
No Repricing of Stock Options or SARs; Buyout Prohibition. The Plan prohibits repricing of stock options and SARs, including the cancellation, conversion, exchange, replacement, buyout or surrender of stock options and SARs in exchange for cash, other awards, or stock options or SARs with an exercise price that is less than the exercise price of the original stock options or SARs.

•	No Evergreen Provision. There is no “evergreen” or automatic replenishment provision pursuant to which the shares authorized for issuance under the Plan are automatically replenished.
•
No Liberal Share Recycling. The Plan does not contain liberal share recycling provisions. Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under the Plan.

•
No Increase to Shares Reserved for Issuance without Stockholder Approval. The Plan prohibits any material amendments that increase the total number of shares that may be reserved for issuance under the Plan without stockholder approval.

Share Reserve
In its determination to approve the Plan, the Board sought to ensure that we would have an available pool of shares of Common Stock from which to grant long-term equity and equity-based incentive awards into the future. The Board believes these awards serve a key incentive and retention mechanism for our employees, our independent directors and other eligible award recipients under the Plan. However, the Board is mindful of its responsibility to our stockholders to exercise judgment in granting equity and equity-based awards and seeks to proactively manage dilution.
In determining the share reserve under the Plan, the Board considered the potential dilution from outstanding and future equity awards (“overhang”) both in absolute terms and relative to industry peers. If our stockholders approve the Plan, the 1,900,000 shares proposed to be reserved for issuance under the Plan would result in an initial overhang percentage of approximately 6.5% (excluding the one-time increase of the share reserve under the Plan in the event of an initial public offering of the Common Stock as discussed below).

Stockholder Approval Requirement
Stockholder approval of the Plan is necessary in order for us to (1) meet the stockholder approval requirements of Nasdaq, and (2) have the ability to grant incentive stock options (“ISOs”) pursuant to the stockholder approval requirements of Section 422 of the Code.
Summary of the Material Terms of the Plan
The following description of the Plan is only a summary and is qualified in its entirety by reference to the Plan, a copy of which is included in this proxy statement as Appendix A.
Purposes
The purposes of the Plan are to (i) provide incentives to individuals who receive awards under the Plan because of their ability to improve operations and increase profits; (ii) encourage selected persons who receive awards under the plan to accept positions with or continue to provide services to us; and (iii) further the participation of members of the Board in the growth in value of shares of Common Stock.
Administration
The Plan is administered by the Board, or a duly appointed committee of the Board to which the Board has delegated its powers and functions under the Plan (such committee or the Board in such capacity, the “Committee”). Any authority granted to the Committee may also be exercised by the Board. The Board has appointed the compensation committee as the “Committee” that will administer the Plan. The Committee has the authority, in its sole discretion, subject to the terms of the Plan, to determine the eligible persons to whom, and time or times at which, awards will be granted, the amount and type of awards to be granted, the terms of awards (including, but not limited to, the vesting requirements and the impact of termination of service) and all other terms and conditions of awards. The terms and conditions of specific grants of awards are set forth in written award agreements between us and the participant. Determinations of the Committee are final, binding and conclusive.
Term of the Plan
Awards may be granted under the Plan for no more than ten years following the date our stockholders approve the Plan, which would be May 22, 2035, if stockholders approve the Plan at the Annual Meeting.
Eligibility
The following categories of natural persons are eligible to receive awards under the Plan: (i) our full-time employees; (ii) members of the Board; and (iii) natural persons whom the Board designates as eligible for an award because the persons: (1) perform bona fide consulting or advisory services for us pursuant to a written agreement, and (2) has a direct and significant effect on our financial development; provided that in the case of each of (i) through (iii), such natural person may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act and the applicable rules thereunder in effect at the applicable time, and further subject to limitations on eligibility applicable to issuances of “incentive stock options” under the Code.
As of the date of this Proxy Statement, we had 28 full-time employees and six members of the Board who may receive awards under the Plan. For the purposes of the Plan, “affiliate” includes with respect to any person, any other person who directly or indirectly controls, is controlled by or is under common control with, that person. The Committee determines in its sole discretion whether a person is an “affiliate” for purposes of the Plan.
Types of Awards
The following types of awards can be granted under the Plan to eligible persons: (i) restricted shares of Common Stock (“Restricted Shares”), (ii) restricted stock units in respect of shares of Common Stock (“RSUs”), (iii) stock options to purchase shares of Common Stock (“Stock Options”) (which may be either incentive stock options (“ISOs”) that are intended to qualify under Section 422 of the Code or Stock Options that are not intended to qualify as Incentive Stock Options (“NQSOs”)), (iv) SARs, (v) awards of shares not subject to forfeiture or other conditions (“Stock Awards”), (vi) awards of shares subject to certain performance objectives or conditions (“Performance Awards”), (vii) LTIP Units (as described below), and (viii) Other Equity Awards (as described below).

Share Reserve
The total number of shares of Common Stock and any other class of our common stock subsequently designated and classified from time to time (“Shares”) that can be issued or subject to awards under the Plan shall be (i) 1,900,000 Shares, plus (ii) 6.5% of any Shares issued and sold by us in any private or public offering that occurs following the approval of the Plan at the Annual Meeting through, and including, an initial public offering of the Shares pursuant to an effective registration statement filed by us with the SEC, but not including any private or public offering that occurs after such initial public offering (together, the “Share limitation”). If any awards granted under the Plan expire or are terminated, cancelled or forfeited for any reason, the Shares underlying those awards (including Shares that could have become issuable with respect to forfeited LTIP Units) will again be available for awards under the Plan. To the extent an award is granted under the Plan that may be settled solely in cash, the award will not count against this Share limitation and will not reduce the remaining Shares available for issuance under the Plan. Shares tendered or held back on exercise or settlement of an award to cover exercise price or tax withholding, and shares or share equivalents repurchased by us with cash proceeds from option exercises, will not be available for future issuance under the Plan. Further, upon the exercise of an SAR, the gross number of shares with respect to which the SAR may be exercised, and not the number of shares that may be distributed in settlement of such exercise, will be deducted from the number of shares available for issuance under the Plan. The maximum number of Shares that may be delivered pursuant to ISOs during the term of the Plan is the Share limitation. The Share limitation is subject to adjustment in accordance with the terms and conditions of the Plan.
Amendment and Termination
The Board or the Committee may at any time amend, suspend or discontinue the Plan, subject to applicable laws, including any applicable requirements for stockholder approval. No amendment, suspension or discontinuation will be made if it would impair the rights of any participant under any award previously granted without the participant’s consent, except to conform the Plan and awards granted to the requirements of applicable laws. If the Board or the Committee determines that any award may be subject to Section 409A of the Code, the Board or the Committee may adopt such amendments to the Plan and the applicable award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Board or the Committee determines are necessary or appropriate, without the participant’s consent, for the award to be exempt from or comply with the requirements of Section 409A of the Code. Without the approval of our stockholders, (i) no Stock Option or SAR may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration (including any other award), or modified (except in connection with adjustments permitted for certain events as set forth in the Plan), in each case, if the effect would be to reduce the exercise price for the Shares underlying the Stock Option or SAR, and (ii) no amendment may be effected to increase the number of Shares reserved for issuance under the Plan, to expand the type of awards available under, or extend the term of, the Plan or to materially change the method of determining fair market value under the Plan.
Adjustments
In the event that the outstanding Shares (or any other securities covered by the Plan) are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares or other securities covered by the Plan, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar distribution, an appropriate and proportionate adjustment will be made in: (i) the maximum number and kinds of Shares subject to the Share limitation; (ii) the numbers and kinds of Shares, units or other securities subject to the then outstanding awards; and (iii) the exercise price for each Share or other unit of any other securities subject to the then outstanding Stock Options and SARs (without change in the aggregate exercise price as to which such awards remain exercisable). Upon the occurrence of any other unusual or nonrecurring event, such as an extraordinary cash distribution on Shares, a corporate separation or other reorganization or liquidation, the Committee may make any adjustments of outstanding awards and their terms as the Committee, in its sole discretion, may deem equitable and appropriate in the circumstances in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. These adjustments may include adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events (including, without limitation, the events above) affecting the Company or the OP or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
Any adjustments made will include any correlative modifications of awards, including of exercise prices, rates of vesting or exercisability and business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the award recipients in their respective awards are neither substantially diminished nor expanded as a result of the adjustment and corporate action other than as permitted under the Plan.
Fractional Shares
The Committee, in its discretion, may determine that no fraction of a Share or other security will be purchasable or deliverable upon exercise of an award. The Committee may also determine, in its discretion, to adjust any number of Shares or other securities associated with an award to the nearest smaller whole number if any adjustment under the Plan causes the number to include a fraction of a Share or other securities. However, no adjustment of an exercise price per Share may result in an exercise price which is less than the par value of the Share.
Effect of a Change in Control
Under the Plan, the Committee may provide in the applicable award agreement that an award will vest on an accelerated basis upon a participant’s termination of employment or service in connection with a change of control (as defined in the Plan). The applicable award agreement may provide that, in the event of a change of control, a participant’s award will be treated, to the extent determined by the Committee to be permitted under Code, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such awards for an amount of cash or securities; (ii) provide for the assumption of the awards or the issuance of substitute awards by the surviving corporation or its parent or subsidiary of equivalent awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Plan; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment or service within a specified period after a change of control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance goals satisfied at target, maximum or actual performance through the closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after the closing; or (v) provide that for a period of at least 20 days prior to the change of control, any Stock Options or SARs that would not otherwise become exercisable prior to the change of control will be exercisable as to all Shares subject thereto and that any Stock Options or SARs not exercised prior to the consummation of the change of control will terminate and be of no further force and effect as of the consummation of the change of control.
Types of Awards Authorized Under the Plan
Stock Options. Stock Options granted under the Plan entitle the participant to purchase a specified number of Shares, subject to vesting provisions, at an exercise price set by the Committee at the time of grant. The exercise price of a Stock Option may not be less than 100% of the fair market value of a Share on the grant date (not less than 110% in the case of ISOs granted to owners of 10% or more of the Company’s outstanding voting stock). The term of each Stock Option is established by the Committee at grant, but may not exceed ten years from the grant date (five years in the case of ISOs granted to owners of 10% or more of the Company’s outstanding voting stock). The Committee determines when each Stock Option may be exercised.
SARs. SARs may be granted either with a Stock Option (a “tandem SAR”) or independent of a Stock Option (a “non-tandem SAR”). A SAR is a right to receive a payment either in cash or Shares (as determined by the Committee) equal in value to the excess of the fair market value of one Share on the date of exercise over the exercise price per Share of the SAR. A non-tandem SAR is subject to the terms and conditions of the Plan, including, without limitation, that the purchase price may not be less than 100% of the fair market value of a Share on the date of grant and the post-termination exercise periods applicable to Stock Options are applicable to SARs (unless otherwise provided in an award agreement).
Restricted Shares and RSUs. The Committee will determine when grants of Restricted Shares or RSUs will be made, the number of Shares to be awarded, the purchase price (if any) to be paid, when those awards may be subject to forfeiture (if any), the vesting schedule (if any) and all other terms and conditions of the Restricted Share or RSU award. Restricted Share awards entitle the recipient to receive Shares under terms that provide for vesting upon continued service, performance or other factors that the Committee may determine. Restricted Shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of Restricted Shares may receive cash distributions prior to the time that the restrictions on the Restricted Shares have lapsed, although any distributions to holders of Restricted Shares that are payable in Shares are subject to the same restrictions as the underlying Restricted Shares. RSUs represent a contingent right to receive Shares at a future settlement date, subject to the recipient satisfying vesting conditions and other restrictions, which may include continued service, performance or other factors that the Committee may determine. RSUs may not, in general, be sold or otherwise transferred until vesting conditions have been satisfied. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any Shares underlying any award of RSUs, but holders of RSUs are generally credited with dividend or other distribution equivalents that are subject to the same vesting conditions and other restrictions as the underlying RSUs and are paid at the same time the RSUs are settled in Shares. The Committee may condition the grant or vesting of Restricted Shares or RSUs upon continued service, performance or such other factors as the Committee may determine. Unless otherwise determined by the Committee at grant or thereafter, upon a participant’s termination for any reason during the relevant restriction period, all Restricted Shares and RSUs still subject to restriction will be forfeited.
Stock Awards. The Committee is authorized to grant Stock Awards under the Plan. A Stock Award is an award of Shares that are not subject to restrictions or other forfeiture conditions, and may include awards of fully vested shares or shares granted in lieu of other compensation. The Committee will determine when grants of Stock Awards will be made, the number of Shares to be awarded and all other terms and conditions of the Stock Award.
Performance Awards. The Committee is authorized to grant Performance Awards under the Plan. A Performance Award is an award of Shares that are subject to certain performance objectives that may be expressed in various earnings or similar metrics. Performance objectives may be absolute or relative (to our prior performance of or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Committee will determine performance objectives when grants of Performance Awards will be made, the number of Shares to be awarded and all other terms and conditions of the Performance Award.
LTIP Units. An LTIP Unit is an award of a unit representing an interest in the OP under the Plan pursuant to and in accordance with the agreement of limited partnership of the OP. The Committee will determine when grants of LTIP Units will be made, when those awards may be subject to forfeiture (if any), the vesting schedule (if any) and all other terms and conditions of the LTIP Unit award. The Committee may grant LTIP Units as standalone awards or in tandem with other awards under the Plan. Unless otherwise determined by the Committee at grant or thereafter, upon a participant’s termination for any reason during the relevant restriction period, all LTIP Units still subject to restriction will be forfeited. The Committee may condition the grant or vesting of LTIP Units upon continued service, performance or such other factors as the Committee may determine.
Other Equity Awards. The Committee is authorized to grant Other Equity Awards under the Plan. Other Equity Awards are awards other than Stock Options, SARs, Restricted Shares, RSUs, LTIP Units, Performance Awards and Stock Awards. The Committee will determine when Other Equity Awards will be made and the terms and conditions of Other Equity Awards.
Nontransferability of Awards
Generally, awards granted under the Plan are not transferable other than with consent of the Committee or by will or by the laws of descent and distribution.
Material U.S. Federal Income Tax Consequences Relating to the Plan
The following discussion of the principal U.S. federal income tax consequences of awards made under the Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). This discussion does not address U.S. alternative minimum tax, U.S. federal estate tax, social security tax or foreign, state and local tax issues which may arise in connection with the Plan. Since these rules are technical and complex, the discussion below represents only a general summary.
Restricted Shares. A participant who receives an award of Restricted Shares will generally not have taxable income upon the grant unless the participant makes an election under Section 83(b) of the Code within 30 days of the date of grant. If a timely 83(b) election is made, then the participant will have ordinary compensation income on the date of grant equal to the fair market value of the Restricted Shares stock less the purchase price and, when the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the participant’s tax basis with respect to those shares (which will generally be equal to the amount of income reported by the participant with respect to the receipt of the shares). If the participant does not make a timely Section 83(b) election, then when the Restricted Shares vest, the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of shares on the vesting date. Generally, any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term. The holding period for purposes of capital gain or loss generally will commence on the date of vesting (or the date of grant if a timely Section 83(b) election is made).
RSUs. A participant who receives an RSU award will not have taxable income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU vests, the participant will have ordinary compensation income on the vesting date in an amount equal to the fair market value of a share on the vesting date less the purchase price, if any. When the shares acquired upon settlement of an RSU award are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Generally, any capital gain or loss will be long-term if the holder held the shares for more than one year and otherwise will be short-term.
NQSOs. A participant who receives an award of NQSOs will not have taxable income on the grant. Generally, on exercise of NQSOs, the participant will recognize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The participant’s basis in the shares acquired on exercise for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the shares on the date the NQSO is exercised. Any subsequent gain or loss will be generally taxable as capital gain or loss.
ISOs. A participant who receives an award of ISOs will not have taxable income on the grant or when the ISO is exercised. The sale of shares acquired upon exercise of an ISO that satisfies the applicable ISO requirements, including the holding periods described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on sale and the exercise price of the ISO. To receive this treatment, the participant must have been an employee of the Company at all times during the period beginning on the date the ISO was granted and ending on the date three months before the date of exercise, and the participant must not have disposed of the shares acquired upon exercise of the ISO either (A) within two years after the date of grant of the ISO or (B) within one year of the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the participant will recognize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value of shares on the date the ISO is exercised. An ISO exercised more than three months after a participant’s termination of employment will be taxed as if the ISO was a NQSO, and the participant will be deemed to recognize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. . The aggregate fair market value of shares (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by a participant during any calendar year cannot exceed $100,000. Any excess will be treated as if the ISO was a NQSO, and the participant will be deemed to recognize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.
SARs. A participant who receives an award of SARs will not realize taxable income upon the grant of the SAR, but on exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received will be treated as ordinary compensation income on the date of exercise.
Stock Awards. An eligible person who receives a Stock Award will generally recognize ordinary compensation income upon the grant equal to the fair market value of any shares received if the Stock Award is not subject to vesting and/or transfer conditions. When the shares received in respect of the Stock Award are sold, the participant will have capital gain or loss equal to the difference between the amount realized on the sale and the participant’s tax basis with respect to those shares (which will generally be equal to the amount of income reported by the participant with respect to the receipt of the shares). Generally, any capital gain or loss will be long-term if the holder held the shares for more than one year and otherwise will be short-term.
LTIP Units. The Company anticipates that LTIP Units will have a value of zero for U.S. federal income tax purposes at the time of grant because such LTIP Units are designed to share only in the future profits, and appreciation in value, of the OP, the entity through which substantially all of the Company’s operations are conducted. The LTIP Units are intended to be “profits interests” for U.S. federal income tax purposes. Accordingly, it is expected that neither the grant nor the vesting of LTIP Units will result in the recognition of income or loss to the participant. However, if an LTIP Unit is treated as having a value greater than zero on the date of grant, the tax consequences to a participant who is granted an award of LTIP Units will depend on whether the LTIP Units are subject to vesting and whether the participant makes a timely election under Section 83(b) of the Code. If the participant does not make a timely Section 83(b) election with respect to an award of LTIP Units, the participant will not recognize income on receipt of the LTIP Units, and upon vesting or lapse of restrictions on the LTIP Units, as applicable, the participant would recognize compensation income equal to the amount by which the then current fair market value of such LTIP Unit exceeds the price paid for such LTIP Unit on grant. However, if the participant makes a timely Section 83(b) election with respect to an award of LTIP Units, the participant will recognize compensation income on the date of grant equal to the amount by which the then fair market value of such LTIP Unit exceeds the amount paid for such LTIP Unit, and there will be no further income recognition upon the vesting or lapse of restrictions on such LTIP Unit.
Other Equity Awards. An eligible person who receives an Other Equity Award generally will not recognize taxable income upon the grant of Other Equity Awards. When the conditions and requirements for the grants have been satisfied and the Award is settled, any cash received or the fair market value of any shares or other securities received will constitute ordinary compensation income to the participant. If the participant sells any shares or other securities acquired pursuant to the grant of an Other Equity Award, the difference between the amount realized on the sale and the participant’s tax basis with respect to those shares or other securities (which, generally, will be equal to the amount of income reported with respect to the payment of the shares or other securities) will be taxed as short- or long-term capital gain or loss, depending on whether the one-year capital gain holding period is met.
Section 16(b). Any of our officers and outside directors subject to Section 16(b) of the Exchange Act may be subject to Section 16(b) liability as a result of special tax rules regarding the income tax consequences concerning their awards under the Plan.
Parachute Payments. In the event that the payment of any award under the Plan is accelerated because of a change in ownership (as defined in Section 280G(b)(2) of the Code) and such payment of an award, either alone or together with any other payments made to certain participants, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion.
Section 409A of the Code. Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. The Company intends that awards granted under the Plan will be exempt from, or comply with, Section 409A of the Code.
Tax Effects to the Company; Section 162(m) of the Code. Generally the Company may be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary compensation income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a NQSO), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. Special rules under Section 162(m) of the Code limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer, its chief financial officer and its other three most highly compensated executive officers for that tax year (collectively, “covered employees”) and for any individual who was a covered employee of the Company during tax years beginning in 2017. Under Section 162(m) of the Code, the annual compensation paid to any covered employee will be deductible only to the extent that it does not exceed $1,000,000. The Committee has discretionary authority to grant awards under the Plan in excess of this limit.
The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the awards granted under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.
Market Value of Underlying Securities
Shares of Common Stock underlie all of awards that can granted under the Plan. No established public market currently exists for our shares of Common Stock. On March 26, 2025, we published a new estimate of per-share net asset value (“Estimated Per-Share NAV”) equal to $32.15 as of December 31, 2024. The Estimated Per-Share NAV published on March 26, 2025 has not been adjusted since publication and will not be adjusted until the Board determines a new Estimated Per-Share NAV.

New Plan Benefits
As of the date of this Proxy Statement, no awards have been granted under the Plan. Awards under the Plan may only be made at the discretion of the Committee after the Plan becomes effective upon approval by our stockholders. As disclosed under “Compensation of Directors,” effective January 1, 2025, and subject to the approval of the Plan at the Annual Meeting, each non-employee director will receive an annual equity grant with a grant-date value of $100,000. Although each award is subject to approval by the Committee, the dollar value associated with such awards expected to be granted on the date of the Annual Meeting is set forth in the table below, with the amounts calculated based upon current committee assignments. The expected number of shares of equity grant cannot be determined at the time, as they may be calculated by dividing the face value listed by the Company’s most recent net asset value, the closing price of our Shares on the grant date (if the Company completes the listing of its Common Stock on a public stock exchange) or such other method as the Committee may determine.
Pursuant to their respective employment agreements as described above, each of Mr. Anderson and Mr. Lappetito is entitled to a one-time equity award as soon as practicable following stockholder approval of the Plan, with grant date fair values of $2.0 million and $1.0 million, respectively. The expected number of shares of equity grant shown below for Mr. Anderson and Mr. Lappetito is based on the Company’s most recent Estimated Per-Share NAV of $32.15 as of December 31, 2024. For additional information on such one-time awards and other equity awards for which our NEOs would be eligible pursuant to their employment agreements if the Plan is approved at the Annual Meeting, see “Compensation Discussion and Analysis — Employment Agreements” above.
2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc.

Name and Position	Dollar value ($)(1)	Number of Shares of Common Stock
Michael Anderson, Chief Executive Officer and President	$2,000,000	62,208
Scott M. Lappetito, Chief Financial Officer and Treasurer	$1,000,000	31,104
All current executive officers as a group	$3,000,000	93,312

Current non-executive officer directors
Leslie D. Michelson	$100,000	—
B.J. Penn	$100,000	—
Edward G. Rendell	$100,000	—
Elizabeth K. Tuppeny	$100,000	—
Edward M. Weil, Jr.	$100,000	—
All current non-executive officer directors as a group	$500,000	—

(1)	Represents the face value, and not the fair value, of the expected grants.
Registration with the SEC
The Company anticipates filing a registration statement on Form S-8 with the SEC to register the award of Shares reserved under the Plan, subject to and effective upon stockholder approval, as soon as practicable following effectiveness of the Plan.
Required Vote
This proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for purposes of determining the presence of a quorum.
Voting Recommendation
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2025 OMNIBUS INCENTIVE COMPENSATION PLAN OF NATIONAL HEALTHCARE PROPERTIES, INC.

CODE OF ETHICS
The Board adopted an Amended and Restated Code of Business Conduct and Ethics effective on February 26, 2025 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.nhpreit.com by clicking on “Investor Relations — Corporate Governance — Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: National Healthcare Properties, Inc., 540 Madison Ave., 27th Floor, New York, NY 10022, Attention: Secretary. A waiver of the Code of Ethics may be made only by the Board or the appropriate committee of the Board and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to their discretion, to the extent permitted by Rule 14a-4(c) under the Exchange Act.
STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2026 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by December 12, 2025. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
Requests for inclusion of any nomination of an individual to serve as a director or other business proposal under our Bylaws must be submitted in accordance with the procedures set forth in our Bylaws and include the information specified in the Bylaws. Under our current Bylaws, nominations of individuals to serve as directors or other business proposals must be in writing and, to be properly submitted for presentation at our 2026 Annual Meeting, must be delivered to our secretary at our principal executive offices during the period beginning on November 12, 2025 and ending at 5:00 p.m., Eastern Time, on December 12, 2025. In addition, in order to comply with the SEC’s universal proxy rules, any stockholder who intends to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than March 23, 2026, including providing a statement that such stockholder intends to solicit the holders of shares of Common Stock representing at least 67% of the voting power of the Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees; however, Rule 14a-19(b)’s notice requirement does not override or supersede the longer notice period established by our Bylaws, and the longer time period contained in our Bylaws controls. If the 2026 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2025 Annual Meeting, stockholders must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. If a stockholder notifies us of an intent to present a proposal at the 2026 Annual Meeting at any time after February 25, 2026 (and for any reason the proposal is voted on at that meeting), it will be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials.

All nominations and other business proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: National Healthcare Properties, Inc., 540 Madison Ave., 27th Floor, New York, NY 10022, Attention: Secretary (telephone: (332) 258-8770).

By Order of the Board of Directors,

/s/ Scott M. Lappetito
Scott M. Lappetito
Chief Financial Officer and Treasurer

ANNEX A
2025 OMNIBUS INCENTIVE COMPENSATION PLAN
OF
NATIONAL HEALTHCARE PROPERTIES, INC.
SECTION 1. PURPOSES OF THE PLAN AND DEFINITIONS
1.1 Purposes. The purposes of the 2025 Omnibus Incentive Compensation Plan (this “Plan”) of National Healthcare Properties, Inc. (the “Company”) are to:
(1) provide incentives to individuals chosen to receive Share-based awards because of their ability to improve operations and increase profits;
(2) encourage selected persons to accept positions with or continue to provide services to the Company and the Company’s Affiliates; and
(3) further the participation of Directors in the growth in value of Shares.
To accomplish these purposes, this Plan provides a means whereby employees, officers and directors of the Company and its Subsidiaries and other enumerated persons may receive Awards.
1.2 Definitions. For purposes of this Plan, the following terms have the following meanings:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The determination of whether a Person is an Affiliate shall be made by the Committee acting in its sole and absolute discretion.
“Applicable Laws” means the requirements relating to the administration of Awards under state corporation laws, U.S. federal and state securities laws, the Code, any national securities exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan.
“Articles of Incorporation” means the charter of the Company, as the same may be amended and supplemented from time to time.
“Award” means any award of Restricted Shares, RSUs, Options, Stock Appreciation Rights, Performance Awards, Stock Awards, LTIP Units or Other Equity Awards under this Plan.
“Award Agreement” means, with respect to each Award, the written agreement executed by the Company and the Participant or other written document approved by the Board or the Committee setting forth the terms and conditions of the Award.
“Board” means the Board of Directors of the Company.
“Change of Control” means, except in connection with an Initial Public Offering: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company’s then outstanding voting securities; (b) consummation of a merger or consolidation of the Company with any other entity or the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding Shares or the combined voting power of the Company’s then outstanding voting securities; (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s properties or assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect); (d) during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, that no individual initially elected or nominated as a director as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or (e) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by virtue of any transaction or series of integrated transactions immediately following which the shareholders of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in a Person that owns all or substantially all of the voting securities or assets of the Company immediately following such transaction or series of transactions.
Moreover, notwithstanding the foregoing, a transaction or other event described above or in an Award Agreement may constitute a “Change of Control” for purposes of any Award which is subject to Section 409A of the Code for purposes of earning and vesting, but no payment shall be made thereunder until the earliest of (i) the Change of Control, if such transaction constitutes a “change in the ownership of the corporation,” a “change in the effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Code Section 409A(2)(A)(v), (ii) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement, and (iii) the Participant’s “separation from service” within the meaning of Code Section 409A.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Board or a duly appointed committee of the Board to which the Board has delegated its powers and functions hereunder. Any authority granted to the Committee may also be exercised by the Board.
“Company” has the meaning set forth in Section 1.1.
“Director” means a person elected or appointed and serving as a member of the Board in accordance with the Articles of Incorporation and the Maryland General Corporation Law.
“Effective Date” has the meaning given it in Section 24.
“Eligible Person” has the meaning set forth in Section 2.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means with respect to Shares:
(i) If the Shares are listed or quoted on any national securities exchange or a national market system, their Fair Market Value shall be the closing sales price for the Shares, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or, if the Shares are listed on more than one exchange, then on the largest, as measured by volume, such exchange) for the date the value is to be determined (or if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in The Wall Street Journal.
(ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, or if there is no secondary trading market for the Shares, their Fair Market Value shall be determined in good faith by the Board in a manner consistent with the applicable requirements of the Code and the regulations issued thereunder, including without limitation the requirements of Section 422 and Section 409A of the Code, as applicable.
“Grant Date” has the meaning set forth in Section 5.1(a).

“Incentive Stock Option” means an Option intended to meet the requirements of an “incentive stock option” as defined in Section 422 of the Code (or any statutory provision that may hereafter replace such section).
“Initial Public Offering” means an initial public offering of the Shares pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission.
“LTIP Unit” means a unit of limited partnership interest in the form of a profits interest (within the meaning of the Code and the rules, regulations and procedures promulgated pursuant thereto) under the Partnership Agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights set forth in the Partnership Agreement, subject to the terms and conditions of the applicable Award Agreement and the Partnership Agreement.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Nonqualified Stock Option” means an Option which is not intended to, or which fails to, meet the requirements of an Incentive Stock Option.
“Option” means an option to purchase Shares granted under Section 8.
“Other Equity Awards” means an Award granted under Section 13.
“Participant” means an Eligible Person who is granted an Award.
“Partnership” shall mean National Healthcare Properties Operating Partnership, L.P., a Delaware limited partnership.
“Partnership Agreement” shall mean the Agreement of Limited Partnership of National Healthcare Properties Operating Partnership, L.P., dated as of February 14, 2013, as amended and restated from time to time.
“Partnership Unit” shall have the meaning set forth in the Partnership Agreement.
“Person” means an individual, a corporation, partnership, trust, association, or any other entity.
“Plan” means this 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc.
“Performance Awards” means Performance Share Units, Performance Units, Performance-Based Restricted Stock or any or all of them.
“Performance-Based Restricted Stock” means Shares issued or transferred to an Eligible Person under Section 11.2.
“Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company or a Subsidiary will be measured.
“Performance Objectives” means the objectives set forth in Section 11.3 for the purpose of determining, either alone or together with other conditions, the degree of payout and/or vesting of Performance Awards.
“Performance Share Units” means Performance Share Units granted to an Eligible Person under Section 11.1(b).
“Performance Units” means Performance Units granted to an Eligible Person under Section 11.1(a).
“Restricted Shares” means an Award of restricted shares granted under Section 6.
“Restricted Stock Unit” or “RSU” means a contractual right granted to an Eligible Person under Section 7 representing notional unit interests equal in value to a Share to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.
“Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 or successor rule, as that paragraph or clause may thereafter be amended.

“Section 16(b)” means Section 16(b) of the Exchange Act.
“Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulation or other official guidance promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means shares of the Company’s common stock, $0.01 par value per share, and any other class of the Company’s common stock subsequently designated and classified from time to time.
“Stock Appreciation Right” means the right to receive any excess in the Fair Market Value of a fixed number of Shares over a specified exercise price, granted under Section 9.
“Stock Right” means an Award in the form of an Option or a Stock Appreciation Right.
“Stock Award” means an Award of Shares that is not subject to restrictions or other forfeiture conditions.
“Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
“Termination” means that a Participant has ceased, for any reason and with or without cause, to be an employee or Director of, or a consultant to, the Company. However, the term “Termination” shall not include (a) an employee ceasing to be an employee of the Company or any Affiliate of the Company, but instead serving as a consultant to or Director of the Company or any Affiliate of the Company or vice versa, or any such service conversion from any such Affiliate to another, or (b) a leave of absence duly authorized by the Company unless the Board or Committee has provided otherwise.
SECTION 2. ELIGIBLE PERSONS
2.1 An “Eligible Person” is a natural person who, at or as of the Grant Date, is:
(a) a full-time employee of the Company or any of its Subsidiaries;
(b) an officer of the Company or any of its Subsidiaries;
(c) a Director;
(d) a director of any of the Company’s Subsidiaries; and
(e) a natural person whom the Board designates as eligible for an Award because the person:
(i) performs bona fide consulting or advisory services for the Company or any of its Subsidiaries pursuant to a written agreement (other than services in connection with the offer or sale of securities in a capital-raising transaction), and
(ii) has a direct and significant effect on the financial development of the Company or any of its Subsidiaries; provided, that in the case of each of (a) through (e), that such natural person may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act and the applicable guidance thereunder as in effect at the applicable time; provided, further, that only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Stock Option.
SECTION 3. SHARES SUBJECT TO THIS PLAN
3.1 Total Number of Shares.
(a) The total number of Shares that may be issued or subject to Awards under this Plan shall equal to (i) 1,900,000 Shares, plus (ii) 6.5% of any Shares issued and sold by the Company in any private or public offering that occurs following the Effective Date through, and including, an Initial Public Offering, but not including any private or public offering that occurs after an Initial Public Offering (collectively, the “Share Limitation”). The Share Limitation shall be subject to adjustment in accordance with the provisions for adjustment in Section 5. Shares issued pursuant to the Plan shall be authorized but unissued Shares.

(b) The maximum number of Shares that may be delivered pursuant to Incentive Stock Options during the term of the Plan is 1,900,000.
(c) The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the fiscal year shall not exceed a total value of $600,000 (calculating the value of any Awards based on the Grant Date fair value for financial reporting purposes).
3.2 Share Counting. Without limiting the generality of the foregoing, for purposes of applying the Share Limitation, the following rules shall apply with respect to Awards under this Plan:
(a) Any Award of an LTIP Unit shall count against the Share Limitation (and accordingly, shall reduce the remaining Shares available for grant) on a one-for-one basis (or such other conversion factor as determined in accordance with the Partnership Agreement at the time of grant, but which shall not be less than one-for-one). To the extent that LTIP Units are, following earning, vesting or satisfaction of any other conditions contained in the Award granting the LTIP Units, ultimately converted into, or exchanged or redeemed for, Shares pursuant to the terms of the Partnership Agreement, only the initial number of LTIP Units granted (subject to adjustment under Section 5) shall count against the Share Limitation, and any subsequent conversions, exchanges or redemptions shall not count against the Share Limitation or otherwise reduce the Shares available for issuance under the Plan.
(b) Any Award under the Plan that may be settled solely in cash shall not count against the Share Limitation (and accordingly, shall not reduce the remaining Shares available for grant).
(c) If any Option or Share-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient, then the Shares underlying such Awards which expire or are terminated, cancelled or forfeited by the recipient shall again be available for Awards to be granted under the Plan.
(d) Shares tendered or held back upon exercise of an Option, or upon settlement of any other Award, to cover exercise price or tax withholding (as applicable) shall not be available for future issuance under the Plan.
(e) Shares and Share equivalents repurchased by the Company with any cash proceeds from Option exercises shall not be added back to Shares available for grant under the Plan.
(f) Upon exercise of Stock Appreciation Rights, the gross number of Shares with respect to which such Stock Appreciation Right may be exercised, and not the number of Shares that may be distributed in settlement of such exercise, shall be deducted from the total number of Shares remaining available for issuance under the Plan.
Neither the foregoing provisions of this Section 3, nor the adjustment provisions of Section 5, shall apply in determining the maximum number of Shares issued pursuant to or subject to outstanding Incentive Stock Options unless consistent with the provisions of Section 422 of the Code, however.
SECTION 4. ADMINISTRATION
4.1 Administration. This Plan shall be administered by the Committee.
4.2 Committee’s Powers. Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole discretion:
(a) to construe and interpret the Plan and apply its provisions;
(b) to adopt, amend and rescind administrative and interpretive rules and regulations relating to this Plan;
(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f) to determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted;

(g) to determine the number of Shares that shall be the subject of each Award;
(h) to determine the terms and provisions of each Award (which need not be identical) and any amendments thereto, including provisions defining or otherwise relating to:
(i) the extent to which the transferability of Shares issued or transferred pursuant to any Award is restricted;
(ii) the effect of Termination on an Award;
(iii) the exercise price of a Stock Right;
(iv) the medium of payment and vesting provisions;
(v) the effect of approved leaves of absence;
(vi) to construe the respective Award Agreements and this Plan;
(vii) to make determinations of the Fair Market Value of Shares;
(viii) to waive any provision, condition or limitation set forth in an Award Agreement;
(ix) to delegate its duties under this Plan to such agents as it may appoint from time to time; and
(x) to make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering this Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate.
The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan, in any Award or in any Award Agreement in the manner and to the extent it deems necessary or desirable to implement this Plan, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 4.2 shall be final, binding and conclusive.
4.3 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
4.4 Designation of Consultants.
(a) The Committee may designate officers of the Company and professional advisors to assist the Committee in the administration of the Plan (to the extent permitted by Applicable Laws) and may grant authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee, provided that any officer who has authority to grant Awards may not grant Awards to himself or herself.
(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.
4.5 Term of Plan. No Awards shall be granted under this Plan after ten (10) years from the Effective Date of this Plan; provided that Awards granted prior to such tenth anniversary may extend beyond that date.
SECTION 5. CERTAIN TERMS AND CONDITIONS OF AWARDS
5.1 All Awards. All Awards shall be evidenced by a written Award Agreement and subject to the following terms and conditions:
(a) Grant Date. Each Award Agreement shall specify the date as of which it shall be effective (the “Grant Date”).

(b) Vesting. Each Award shall vest, and any restrictions thereunder shall lapse, as the case may be, at such times, subject to such conditions and in such amounts as may be specified by the Committee in the applicable Award Agreement.
(c) Non-assignability of Rights. Awards shall not be transferable other than with the consent of the Committee or by will or the laws of descent and distribution.
(d) Termination of Service. The Committee shall establish, in respect of each Award when granted, or if no rights of a Participant are reduced, after the Grant Date, the effect of a Termination on the rights and benefits thereunder and in so doing may, but need not, make distinctions based upon the cause of termination (such as retirement, death, disability or other factors) or which party effected the termination (the employer or the employee).
(e) Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued Shares are issued under this Plan, such Shares shall not be issued for a consideration which is less than as permitted under Applicable Law, and in no event, shall such consideration be less than the par value per Share multiplied by the number of Shares to be issued.
(f) Other Provisions. Each Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan, as may be determined by the Committee.
5.2 Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company and the Partnership as of the Effective Date. If subsequent to the Effective Date the outstanding Shares or Partnership Units (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares or Partnership Units, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such Shares or Partnership Units, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of Shares provided in Section 3, (ii) the numbers and kinds of Shares, units or other securities subject to the then outstanding Awards, (iii) the exercise price for each Share or other unit of any other securities subject to then outstanding Stock Rights (without change in the aggregate exercise price as to which such Stock Rights remain exercisable), and (iv) the Performance Objectives applicable to outstanding Performance Awards.
5.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Shares, a corporate separation or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The Committee shall make adjustments in the terms and conditions of, and the performance goals and targets or other criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the Partnership or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
5.4 Related Matters. Any adjustment in Awards made pursuant to Section 5 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Stock Right exercise prices, rates of vesting or exercisability, performance goals and targets, and business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished or expanded as a result of the adjustment and corporate action other than as expressly contemplated in this Section 5. The Committee, in its discretion, may determine that no fraction of a Share or Partnership Unit shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of Shares covered by an Award would cause such number to include a fraction of a Share or Partnership Unit, such number of Shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of a Stock Right exercise price per share pursuant to Section 5 shall result in an exercise price which is less than the par value of the Share.

5.5 Change of Control. The Committee may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change of Control or upon the occurrence of any other event that the Committee may set forth in the Award Agreement. The applicable Award Agreement may provide that, in the event of a Change of Control, a Participant’s Award will be treated, to the extent determined by the Committee to be permitted under Code Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of Options and Stock Appreciation Rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such Awards; (ii) provide for the assumption of the Awards or the issuance of substitute awards by the surviving corporation or its parent or subsidiary of equivalent awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such Awards to add events, conditions or circumstances (including termination of employment or service within a specified period after a Change of Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance goals satisfied at target, maximum or actual performance through the closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after the closing; or (v) provide that for a period of at least twenty (20) days prior to the Change of Control, any Options or Stock Appreciation Rights that would not otherwise become exercisable prior to the Change of Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change of Control and if the Change of Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or Stock Appreciation Rights not exercised prior to the consummation of the Change of Control will terminate and be of no further force and effect as of the consummation of the Change of Control. For the avoidance of doubt, in the event of a Change of Control where all Options and Stock Appreciation Rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any Option or Stock Appreciation Right for which the exercise price is equal to or exceeds the per Share value of the consideration to be paid in the Change of Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 5.5 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change of Control.
In taking any of the actions permitted under Section 5.5, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of Section 5.5, including but not limited to the market value of other consideration received by holders of Shares or Partnership Units in a Change of Control and whether substantially equivalent rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Change of Control, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.
5.6 Decisions Final. Any decision or determination made by the Committee under this Section 5 shall be final, binding and conclusive on the Participant and the Company for all purposes.
SECTION 6. RESTRICTED SHARES
6.1 Grant. The Committee may grant one or more Awards of Restricted Shares to any Eligible Person. Each Award of Restricted Shares shall specify the number of Shares to be issued to the Participant, the date of issuance and the restrictions imposed on the Shares including the conditions of release or lapse of such restrictions. Upon the issuance of Restricted Shares, the Participant may be required to furnish such additional documentation or other assurances as the Committee may require to enforce restrictions applicable thereto.
6.2 Restrictions. Except as specifically provided elsewhere in this Plan or the Award Agreement regarding Restricted Shares, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions have lapsed or been satisfied and the Shares are no longer Restricted Shares. The Committee may in its sole discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.
6.3 Dividends. Unless otherwise determined by the Committee in consultation with outside tax counsel, cash dividends with respect to Restricted Shares shall be paid to the recipient of the Award of Restricted Shares on the normal dividend payment dates, and dividends payable in Shares shall be paid in the form of Restricted Shares having the same terms as the Restricted Shares upon which such dividend is paid. Each Award Agreement for Awards of Restricted Shares shall specify whether and, if so, the extent to which the Participant shall be obligated to return to the Company any cash dividends paid with respect to any Restricted Shares which are subsequently forfeited.
6.4 Forfeiture of Restricted Shares. Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all Restricted Shares that are still subject to restriction.
SECTION 7. RESTRICTED STOCK UNITS
7.1 Grant. The Committee may grant one or more Awards of RSUs to any Eligible Person. Each Award of RSUs shall specify the number of RSUs granted to the Participant, the Grant Date and the restrictions imposed on the RSUs including the conditions of vesting or lapse of such restrictions. The value of each RSU is equal to the Fair Market Value of the Shares on the applicable date or time period of determination, as specified by the Committee.
7.2 Restrictions. Except as specifically provided elsewhere in this Plan or the Award Agreement regarding RSUs, RSUs may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily. The Committee may in its sole discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.
7.3 Payment of Restricted Stock Units. RSUs shall become payable to a Participant at the time or times determined by the Committee in its sole discretion and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of an RSU may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in Shares or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of an RSU shall be made based upon the Fair Market Value of the Shares, determined on such date or over such time period as determined by the Committee in its sole discretion.
7.4 Dividend Equivalent Rights. RSUs may be granted together with a dividend equivalent right with respect to the Shares subject to the Award, which may be accumulated and may be deemed reinvested in additional RSUs or may be accumulated in cash, as determined by the Committee in its sole discretion, and, unless otherwise determined by the Committee, will be paid at the time the underlying RSU is payable. Unless otherwise determined by the Committee, dividend equivalent rights shall be subject to forfeiture under the same conditions as apply to the underlying RSU.
7.5 Forfeiture of Restricted Stock Units. Except to the extent otherwise provided in the applicable Award Agreement, if a Termination of a Participant occurs, the Participant shall automatically forfeit all RSUs that are still subject to restriction.
7.6 No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to an RSU unless and until such time as Shares are delivered in respect of the RSU to the Participant pursuant to the terms of the Award Agreement.
SECTION 8. OPTIONS
8.1 Grant. Options may be granted to Eligible Persons in such number, and at such times during the term of the Plan, as the Committee shall determine. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Participant. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.
8.2 Exercise Price. The price at which Shares may be acquired under each Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the Grant Date, or not less than 110% of the Fair Market Value of a Share on the Grant Date if the Participant is a Ten Percent Owner. The price at which Shares may be acquired under each Nonqualified Stock Option shall be equal to at least 100% of the Fair Market Value of a Share on the Grant Date. Without approval of the Company’s stockholders, no Option may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration, or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Option.

8.3 Option Period. No Incentive Stock Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Participant is a Ten Percent Owner. The Option period under each Nonqualified Stock Option shall not exceed ten years from the Grant Date.
8.4 Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Stock Option, any such acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Participant consents to the acceleration.
8.5 Method of Exercise. An Option may be exercised by a Participant giving written notice, in the manner provided in Section 21, specifying the number of Shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the Shares to be purchased or by one or more of the following methods, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company:
(a) by delivery to the Company of Shares having a Fair Market Value equal to the exercise price of the Shares to be purchased,
(b) by surrender of the Option as to all or part of the Shares for which the Option is then exercisable in exchange for Shares having an aggregate Fair Market Value equal to the difference between (i) the aggregate Fair Market Value of the surrendered portion of the Option, and (ii) the aggregate exercise price under the Option for the surrendered portion of the Option, or
(c) by delivery of any other lawful means of consideration which the Committee may approve.
If the Shares are traded on a national securities exchange, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of Shares subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Participant or his agent a certificate or certificates for the number of Shares then being purchased. Such Shares shall be fully paid and nonassessable.
8.6 Limit on Incentive Stock Option Characterization. An Option shall be considered to be an Incentive Stock Option only to the extent that the number of Shares for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Participant for any calendar year shall be $100,000 minus the aggregate Fair Market Value on the Grant Date of the number of Shares available for purchase for the first time in the same year under each other Incentive Stock Option previously granted to the Participant under the Plan, and under each other incentive stock option previously granted to the Participant under any other incentive stock option plan of the Company and its Affiliates. Any Shares which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonqualified Stock Option, otherwise identical in its terms to those of the Incentive Stock Option.
8.7 Notification of Disposition. Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the Shares issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
8.8 Forfeiture of Options. Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all unvested Options.
8.9 No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the Shares subject to an Option until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement.

SECTION 9. STOCK APPRECIATION RIGHTS
9.1 Grant. Stock Appreciation Rights may be granted to Eligible Persons in such number, and at such times during the term of the Plan, as the Committee shall determine. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonqualified Stock Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
9.2 Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive Shares or the cash equivalent thereof (as determined by the Committee in its sole discretion except as otherwise provided in an Award Agreement), with an aggregate Fair Market Value determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the price determined by the Committee on the Grant Date times (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. Without approval of the Company’s stockholders, no Stock Appreciation Right may be repriced, replaced, re-granted through cancellation, repurchased for cash or other consideration, or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Stock Appreciation Right.
9.3 Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonqualified Stock Option.
9.4 Forfeiture of Stock Appreciation Rights. Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all unvested Stock Appreciation Rights.
9.5 No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the Shares subject to a Stock Appreciation Right until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement.
SECTION 10. STOCK AWARDS
Shares may be granted to Eligible Persons pursuant to Stock Awards (including awards of fully vested Shares or Shares granted in lieu of other compensation) in such number, and at such times during the term of the Plan, as the Committee shall determine. Any such Stock Award shall be evidenced by an Award Agreement between the Participant and the Company which shall specify the number of Shares subject to the Stock Award, any consideration therefor, any vesting or performance conditions or other restrictions (if any), and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.
SECTION 11. PERFORMANCE AWARDS
11.1 Grant. The Committee may grant one or more Awards of Performance Units and/or Performance Share Units to any Eligible Person, the terms and conditions of which shall be set forth in an Award Agreement. Awards of Performance Units and Performance Share Units shall be subject to the following terms and provisions:
(a) Performance Units. Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee (including, without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 11.1(c) and (d) of the specified dollar amount or a percentage or multiple of the specified dollar amount depending on the level of Performance Objective attained. The Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit.
(b) Performance Share Units. Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee (including, without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 11.1(c) and (d) of the Fair Market Value of a Share on the date the Performance Share Unit became vested or any other date specified by the Committee. The Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit.
(c) Terms and Conditions; Vesting and Forfeiture. Each Award Agreement shall specify the number of Performance Units or Performance Share Units to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Units or Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited.
(d) Payment of Awards. Subject to Section 11.3(c), payment to Participants in respect of vested Performance Units and Performance Share Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested. Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment.
11.2 Performance-Based Restricted Stock. The Committee may grant Awards of Performance-Based Restricted Stock to any Eligible Person, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement may require that an appropriate legend be placed on Share certificates. With respect to Shares in a book entry account in a Participant’s name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, Committee or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions:
(a) Rights of Participant. Performance-Based Restricted Stock shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted or at such other time or times as the Committee may determine; provided, that no Performance-Based Restricted Stock shall be issued until the Participant has executed an Award Agreement evidencing the Award, and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. At the discretion of the Committee, Shares issued in connection with an Award of Performance-Based Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon issuance of the Shares, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.
(b) Terms and Conditions. Each Award Agreement shall specify the number of Shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance-Based Restricted Stock to vest, the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited.
(c) Delivery of Shares. Upon the lapse of the restrictions on Shares of Performance-Based Restricted Stock awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.
11.3 Performance Objectives.
(a) Establishment. With respect to any Performance Awards, performance objectives for Performance Awards (“Performance Objectives”) may be expressed in terms of: (i) net earnings; (ii) earnings per share; (iii) net debt; (iv) revenue or sales growth; (v) net or operating income; (vi) net operating profit; (vii) return measures (including, but not limited to, return on assets, capital, equity or sales); (viii) cash flow (including, but not limited to, operating cash flow, distributable cash flow and free cash flow); (ix) earnings before or after taxes, interest, depreciation, amortization and/or rent; (x) share price (including, but not limited to growth measures and total stockholder return); (xi) expense control or loss management; (xii) customer satisfaction; (xiii) market share; (xiv) economic value added; (xv) working capital; (xvi) the formation of joint ventures or the completion of other corporate transactions; (xvii) gross or net profit margins; (xviii) revenue mix; (xix) operating efficiency; (xx) product diversification; (xxi) market penetration; (xxii) measurable achievement in quality, operation or compliance initiatives; (xxiii) quarterly dividends or distributions; (xxiv) employee retention or turnover; or (xxv) any other individual, operational, financial or other goal as may be determined by the Committee; (xxvi) funds from operations or adjusted funds from operations; or (xxvii) any combination of or a specified increase in any of the foregoing. Performance Objectives may be in respect of the performance of the Company or any of its Subsidiaries or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established by the Committee while the performance relating to the Performance Objectives remains substantially uncertain.
(b) Effect of Certain Events. The Committee may adjust the Performance Objectives after it has been issued in respect of a Performance Award to reflect the impact of specified events, including any one or more of the following with respect to the Performance Period: (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year; or (vi) other extraordinary or unusual events as determined by the Committee. The events may relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Committee. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.
(c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee shall determine that the applicable Performance Objectives have been satisfied. In respect of a Performance Award, the Committee may, in its sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 11. The Committee may exercise such discretion in a non-uniform manner among Participants.
(d) Effect of Change of Control. Any specific terms applicable to a Performance Award in the event of a Change of Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.
SECTION 12. LTIP UNITS
An LTIP Unit is an Award of a Partnership Unit under the Plan pursuant to and in accordance with the Partnership Agreement, and which may be granted as freestanding awards or in tandem with other Awards under the Plan. Any such LTIP Unit Awards shall be evidenced by an Award Agreement between the Participant and the Company and the Partnership and shall be subject to such conditions and restrictions as the Committee, in its sole and absolute discretion, may determine, including, but not limited to, continued employment or service by the Participant, computation of financial metrics and/or the achievement of pre-established performance goals and objectives. Notwithstanding anything herein to the contrary, upon a Change of Control, all outstanding LTIP Units shall be subject to Section 5.5 of the Plan.
SECTION 13. OTHER EQUITY AWARDS
The Committee may grant Other Equity Awards, which are Awards (other than those described in Sections 6 through 12 of the Plan) that are based on, measured by or payable in Shares to Participant, on such terms and conditions as the Committee shall determine. Any such Other Equity Awards shall be evidenced by an Award Agreement between the Participant and the Company and may be granted subject to the achievement of performance goals or other conditions. Other Equity Awards may be denominated in cash, Shares or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Shares (including LTIP Units and other Partnership Units), or in any combination of the foregoing, and may be paid in cash, Shares or other securities, or in a combination of cash, Shares and other securities, all as determined by the Committee in the Award Agreement; provided, however, that the grant of LTIP Units must satisfy the requirements of the Partnership Agreement as in effect on the date of grant.

SECTION 14. SECURITIES LAWS
Nothing in this Plan or in any Award or Award Agreement shall require the Company to issue any Shares with respect to any Award if, in the opinion of counsel for the Company, that issuance could constitute a violation of any Applicable Laws. As a condition to the grant of any Award, the Company may require the Participant (or, in the event of the Participant’s death, the Participant’s legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant’s (or such other Person’s) intentions with regard to the retention or disposition of the Shares covered by the Award and written covenants as to the manner of disposal of such Shares as may be necessary or useful to ensure that the grant or disposition thereof will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. The Company shall not be required to register any Shares under the Securities Act or register or qualify any Shares under any state or other securities laws.
SECTION 15. EMPLOYMENT OR OTHER RELATIONSHIP
Nothing in this Plan or any Award shall in any way interfere with or limit the right of the Company or any Affiliate of the Company to terminate any Participant’s employment or status as a consultant or Director at any time, nor confer upon any Participant any right to continue in the employ of, or as a Director or consultant of, the Company or any Affiliate of the Company.
SECTION 16. AMENDMENT, SUSPENSION AND TERMINATION OF THIS PLAN
The Board or the Committee may at any time amend, suspend or discontinue this Plan, provided that such amendment, suspension or discontinuance meets the requirements of Applicable Laws, including without limitation, any applicable requirements for stockholder approval. Notwithstanding the above, an amendment, suspension or discontinuation shall not be made if it would impair the rights of any Participant under any Award previously granted, without the Participant’s consent, except to conform this Plan and Awards granted to the requirements of Applicable Laws. Notwithstanding any provision of the Plan to the contrary, if the Board or the Committee determines that any Award may be subject to Section 409A of the Code, the Board or the Committee may adopt such amendment to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Board or the Committee determines are necessary or appropriate, without the consent of the Participant, to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code. Without approval of the Company’s stockholders, (i) no Option or Stock Appreciation Right may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration (including another Award), or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Option or Stock Appreciation Right; and (ii) no amendment may be effected to increase the number of Shares reserved for issuance under the Plan, to expand the type of Awards available under, or extend the term of, the Plan or to materially change the method of determining Fair Market Value.
SECTION 17. LIABILITY AND INDEMNIFICATION
No person or member of the group constituting the Board or the Committee, nor any person acting pursuant to authority delegated to such person pursuant to Section 4.4, shall be liable for any act or omission on such person’s part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member’s gross negligence or willful misconduct. The Company shall indemnify each present and future person or member of the group constituting the Board or the Committee, as well as any person acting pursuant to authority delegated to such person pursuant to Section 4.4, against and each person or member of the group constituting the Board or the Committee and each person acting pursuant to authority granted to such person pursuant to Section 4.4 shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.
SECTION 18. SEVERABILITY
If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of this Plan, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Applicable Laws, those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with Applicable Law.
SECTION 19. SECTION 409A OF THE CODE
Although the Company does not guarantee to a Participant the particular tax treatment of an Award granted under the Plan, Awards granted under the Plan are intended to be exempt from, or comply with, Section 409A of the Code. The Plan and any Awards granted under the Plan shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award granted under the Plan constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it shall be paid in a manner intended to comply with Section 409A of the Code. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:
(a) A termination of service shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s service unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean “Separation from Service.” Notwithstanding any provision to the contrary in the Plan or an Award, if the Participant is deemed on the date of the Participant’s termination of service to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 19(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.
(b) Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.
(c) If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.
SECTION 20. WITHHOLDING
The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the vesting, issuance or settlement of any Award, the delivery of any Shares or the payment of any cash hereunder, payment or other satisfaction by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting, issuance or settlement of any applicable Award, or upon making an election under Section 83(b) of the Code, or upon any other tax event, a Participant shall pay all required withholding or other tax obligations in connection with the grant, vesting or settlement of the Award or otherwise in connection with the Award to the Company. The Board may permit any such statutory withholding obligation with regard to any Participant to be satisfied by, to the extent applicable, reducing the number of Shares otherwise deliverable or by delivering Shares already owned having a Fair Market Value equal to the amount of such tax withholding obligations.
SECTION 21. NOTICES AND OTHER COMMUNICATIONS
Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (a) if to the recipient of an Award, at his or her residence address last filed with the Company and (b) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.
SECTION 22. GENERAL PROVISIONS
22.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s employment for cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
22.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
22.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
22.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
22.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise or settlement of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
22.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
22.7 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
22.8 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
22.9 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

21.10 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
SECTION 23. GOVERNING LAW
This Plan shall be governed and construed in accordance with the laws of the State of Maryland (regardless of the law that might otherwise govern under applicable principles of conflict of laws).
SECTION 24. EFFECTIVE DATE
This Plan was approved and adopted by the Board on April 9, 2025, subject to approval in that form by the holders of the Company’s voting Shares. The holders of the Company’s voting Shares approved the Plan on May [  ], 2025 (the “Effective Date”).

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NATIONAL HEALTHCARE PROPERTIES, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

	For	Withhold
Nominee for Class I Director:		
1a. Michael Anderson	☐	☐
Nominees for Class II Directors:		
1b. Edward G. Rendell	☐	☐
1c. Elizabeth K. Tuppeny	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as National Healthcare Properties, Inc.'s independent registered accounting firm for the year ending December 31, 2025.	☐	☐	☐
3. Approval of the 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc.	☐	☐	☐

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the proxy holder.

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NATIONAL HEALTHCARE PROPERTIES, INC. 540 MADISON AVE, 27TH FLOORNEW YORK, NY 10022 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/NHP2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V71504-P28360 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:The Proxy Statement and the Annual Report to Stockholders are available at www.proxyvote.com.V71505-P28360NATIONAL HEALTHCARE PROPERTIES, INC.Annual Meeting of Stockholders May 22, 2025 3:00 p.m., Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of National Healthcare Properties, Inc., a Maryland corporation (the “Company”), hereby appoint(s) Michael Anderson and Scott M. Lappetito, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/NHP2025 on May 22, 2025, commencing at 3:00 p.m., Eastern Time, and any and all postponements or adjournments thereof, to cast at such Annual Meeting on behalf of the undersigned all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting, to the extent permitted by Rule 14a-4(c) under the Exchange Act. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction if given, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” the persons nominated by our Board of Directors and “FOR” Proposals 2 and 3, as more particularly each of described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, to the extent permitted by Rule 14a-4(c) under the Exchange Act, including a motion to postpone or adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side